UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05536

Capital One Funds

(Exact name of registrant as specified in charter)

3435 Stelzer Road; Columbus, Ohio	43219
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road; Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-999-0426

Date of fiscal year end: August 31

Date of reporting period: August 31, 2007

Item 1.	Reports to Stockholders.

ANNUAL REPORT

August 31, 2007

Capital One Capital Appreciation Fund

Class A Shares

Class B Shares

Capital One Louisiana Municipal Income Fund

Class A Shares

Class B Shares

Capital One Mid Cap Equity Fund

Class A Shares

Class B Shares

Capital One Total Return Bond Fund

Capital One U.S. Government Income Fund

Capital One Cash Reserve Fund

Class A Shares

Class B Shares

Capital One U.S. Treasury Money Market Fund

Not FDIC Insured • No Bank Guarantee • May Lose Value

President’s Message

1

Management’s Discussion of Fund Performance

2

Financial Highlights

12

Shareholder Expense Example

14

Portfolio of Investments

16

Financial Statements

35

Combined Notes to Financial Statements

42

Report of Independent Registered Public Accounting Firm

50

Federal Tax Information

51

Board of Trustees and Officers

52

Voting Proxies on Fund Portfolio Securities

Back Cover

Quarterly Portfolio Schedule

Back Cover

This Page is Intentionally Left Blank

President’s Message

Dear Shareholder:

We are pleased to provide you with the enclosed Annual Report for the Capital One Funds. This report covers the 12-month fiscal period from September 1, 2006 through August 31, 2007. It includes a discussion of factors affecting the Funds’ performance during the past fiscal year and a complete listing of each Fund’s portfolio holdings and audited financial statements.

Over the 12-month period, the domestic economy has shown somewhat erratic growth, with a general slowing trend. The second calendar quarter of 2007 was above trend at a 3.8% annual rate, and represented a snap-back from the sluggish first quarter. The housing market, which fueled healthy economic growth for several years, was a noticeable drag on growth over the last half of the period, as housing prices began to decline in many markets, delinquencies were on the rise and homebuilders saw their inventory of unsold homes increase. The consumer has continued to spend at a solid pace, consistent with strong employment trends, and business spending was relatively strong. During the latter portion of the reporting period, speculation increased that the Federal Reserve (the “Fed”) would begin to reduce short-term interest rates in support of the interest-sensitive U.S. housing market.

The U.S. financial markets performed well during the reporting period, particularly equities. The S&P 500 Index rose 15.13%, above its long-term historical average annual growth rate, while the S&P 400 Midcap Index increased 16.48%. The small cap market, represented by the S&P 600 Smallcap Index rose by a respectable 14.28%. The bulk of these gains were achieved in the first half of the reporting period. Thereafter sub-prime mortgage credit squeeze, the overriding concern in July and August, caused a correction in equity prices near the end of the reporting period.

The U.S. investment grade fixed income markets exhibited returns near the historical averages. The broad market, represented by the Lehman Brothers Aggregate Bond Index, rose 5.26%, indicating modest capital gains or losses over the period. The municipal market, according to the Lehman Brothers 7-Year Municipal Bond Index, increased 3.24% over the 12-month period.

For the 12-month period ended August 31, 2007 the Capital One equity funds, including the Capital One Capital Appreciation Fund and the Capital One Mid Cap Equity Fund produced positive returns1, in this strong market environment. The Capital One fixed income funds, the Capital One U.S. Government Income Fund, the Capital One Total Return Bond Fund and the Capital One Louisiana Municipal Income Fund also produced positive returns1, though lower than those of the equity funds. Bond funds provide a greater level of income and stability to investors’ portfolios and improve the diversification2 of a portfolio that already includes equities as its primary asset class.3

The Capital One Cash Reserve Fund and the Capital One U.S. Treasury Money Market Fund’s operating environment were benign through much of the reporting period. During the entire reporting period, the Fed maintained a federal funds rate of 5.25%. These Funds provide a safe haven for shareholders who wish to receive a competitive level of income on a daily basis and have funds available as needed without being subject to market fluctuations.

Thank you for investing through the Capital One Funds. We are committed to providing you with, professional investment management in the key financial markets with an emphasis on diversification2, and a high level of service.

Sincerely,

Richard L. Chauvin, Jr. CFA
President
September 25, 2007

Investment Considerations:

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

†

An investment in the Capital One money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Past performance does not guarantee future results.

[1]	No load returns.
[2]	Diversification does not assure a profit nor protect against loss.
[3]	For detailed information pertaining to the Funds’ performance please refer to the Management’s Discussion of Fund Performance section which begins on page 2 of this report.

Annual Report

2007 Annual Report Management’s Discussion of Fund Performance

Capital One Capital Appreciation Fund

Market Review

The domestic equity markets performed well during the Fund’s fiscal year ended August 31, 2007, although it was a volatile climb upward.

The S&P 500 Index rose 15.13%, the S&P 400 Midcap Index increased 16.48%, and the S&P 600 Smallcap Index rose by 14.28%. During the first half of the fiscal year, stocks rose steadily as the U.S. economy grew at a subdued pace. During this time, corporate earnings growth slowed down, and in the first calendar quarter of 2007 earnings-per-share growth for the S&P 500 Index grew at less than a double-digit rate for the first time in 15 quarters. Earnings have grown faster in the second calendar quarter of 2007 than the first and this acceleration is expected to continue into the third and fourth quarters of 2007. We believe this acceleration, should it materialize, could be one of the major drivers of equity prices in the near-term.

The equity markets experienced a mild disruption in late February of 2007 as equity investors suddenly became cautious about global investment risks and global economic growth. These fears quickly abated and the rise in equity prices resumed until the late summer of 2007 when new worries about credit market risks disturbed equity investors’ comfort levels once more. Again, these fears were calmed and, after correcting by approximately 10 percentage points between mid-July and mid-August, the bull market resumed into the end of the Fund’s fiscal year.

Portfolio Performance

The Capital One Capital Appreciation Fund produced a total return of 14.81% (Class A Shares at net asset value) for the fiscal year ended August 31, 2007, while the S&P 500 Index returned 15.13%. The portfolio has been managed in close accordance with the Adviser’s risk-controlled core diversified1 process.

During the fiscal year, a number of stocks in the portfolio significantly outperformed the market thus contributing positively to performance. Phelps Dodge (copper mining; acquired by Freeport Copper), Apple (computers and consumer electronics), McDermott (energy services), MEMC Technologies (semiconductor supplier) and Paccar (heavy equipment manufacturer) were very strong contributors. Conversely, a few companies contributed negatively to portfolio performance. Tellabs (telecommunications equipment), Sandisk (computer equipment), Barr Laboratories (pharmaceuticals), and Archer Daniels Midland are notable underperformers that were sold during the fiscal year.†

Strategy

The risk-controlled core diversified process entails utilization of a multi-factor approach to identifying equity securities that are expected to outperform the market. This approach looks at earnings growth and quality indicators as well as valuation measures. Portfolio construction uses the results of that multi-factor approach in conjunction with a risk management process designed to limit equity portfolio exposure to certain identifiable risks that the Adviser believes do not add value in a risk/reward context. The Adviser controls for exposures to risks via proxies such as weighted average market capitalization, portfolio beta2, style (i.e., growth vs. value) exposure, and industry and sector weightings. The portfolio is compared to the benchmark in these respects, and exposure to these characteristics is kept closely in line with the benchmark characteristics.†

As a result of this process, factors that materially affected the Fund performance was security selection. Portfolio holdings are constantly evaluated in accordance with the Adviser’s equity ranking process and transactions made throughout the year are made in close accordance to that process.

Investment Considerations:

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

[1]	Diversification does not assure a profit nor protect against loss.
[2]	Beta analyzes the market risk of a fund by showing how responsive the fund is to the market, which has a beta of 1.00. Usually, higher betas represent riskier investments.
†	Portfolio composition is subject to change.

Past performance does not guarantee future results. Performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.capitalone.com or call 1-800-999-0426 for after tax returns.

Annual Report

Capital One Capital Appreciation Fund

PERFORMANCE As of August 31, 2007

Assumes a $10,000 investment in the Class A Shares at net asset value

Performance data quoted represents past performance which is no guarantee of future results. The above graph assumes an initial hypothetical investment of $10,000 from 8/31/97 to 8/31/07 and includes changes in share price, reinvestment of dividends and capital gains. The calculation does not assume the 4.50% maximum sales charge applicable to Class A Shares. Performance has not been adjusted to reflect any applicable sales charges. If sales charges had been included, the Fund’s ending value would have been $17,578.

PERFORMANCE As of August 31, 2007

	AVERAGE ANNUAL TOTAL RETURN					NET EXPENSE RATIO†	GROSS EXPENSE RATIO†
	Inception Date	1-Year	3-Year	5-Year	10-Year
Class A Shares*	10/14/88	9.65%	9.99%	9.65%	5.80%	1.20%	1.20%
Class B Shares**	12/2/96	9.44%	9.93%	9.59%	5.66%	1.95%	1.95%

S&P 500 Index		15.13%	12.16%	12.00%	6.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, and after-tax returns call 1-800-999-0426.

There are currently no waivers in effect for A & B Shares

*	Reflects 4.50% maximum sales charge.
**	Reflects the applicable contingent derferred sales charge (CDSC), maximum of 5.50%.
†

The above expense ratios are from the Fund’s prospectus dated December 31, 2006. Additional information pertaining to the Fund’s expense ratios as of August 31, 2007 can be found in the Financial Highlights.

The Performance of the Capital One Appreciation Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”) an unmanaged index of 500 selected common stocks most of which are listed of the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents two-thirds of the total market value of all domestic common stocks. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management, fund accounting fees and taxes. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Capital One Funds are distributed by Foreside Distribution Services, L.P. Capital One Asset Management, LLC is the Investment Adviser and Capital One, N.A. is the custodian to the Capital One Funds and receives compensation for their services.

Annual Report

Capital One Louisiana Municipal Income Fund

Market Review

The year ended August 31, 2007 was another year in which long taxable rates did not change much point to point but experienced significant volatility in the interim. The yields on Ten-year Treasury bonds declined 0.20% in the year, but also saw a sharp spike to higher yields last spring, as credit conditions tightened; and an equally steep decline last summer as fear of deteriorating credit conditions spurred strong demand for government securities. The municipal bond curve steepened with the 30 year AAA General Obligations yield rising 38 basis points (0.38%) and the one year increasing by only 12 basis points (0.12%).

The most significant development in the last year was the spread of illiquidity in the debt markets related to the sub-prime mortgage crisis, which caused a significant widening in credit spreads in most sectors including municipals. We have managed our Fund relatively neutral to the benchmarks in recent quarters, given these extreme crosscurrents, pending clarification of the economic outlook. It remains to be seen if the Federal Reserve’s (the “Fed”) actions to stabilize the credit markets and spur economic growth will be sufficient or if additional stimulus will be required. We believe the Fed could ultimately be successful in restoring order and growth to the U.S. economy and at some point a rising interest rate environment may likely re-emerge, but until that scenario comes into sharper focus we expect to continue relatively neutral duration.†

Portfolio Performance

The newly-adopted benchmark for the Fund, the Lehman Brothers 7-Year Insured Municipal Bond Index produced a 12 month total return of 3.24% for the period ended August 31, 2007.

The Capital One Louisiana Municipal Income Fund produced a 12-month total return of 2.61% (Class A Shares at net asset value). Lipper reported an average return of 2.05% among all Louisiana Municipal Debt Funds1 for the period ended August 31, 2007.

The Fund underperformed its benchmark index for the period due in part to the municipal bonds in the Fund’s portfolio that are shorter and longer than the Lehman 7-Year Insured Municipal Bond Index which primarily contains securities that are six to eight years in maturity. Recent dislocations in the global fixed income markets contributed to a disproportionate increase in longer municipal yields. This shift in the slope of the municipal yield curve caused several longer securities holdings to under perform. This had an impact on the Fund return relative to this index.

Strategy

The Fund strategy is focused on delivering enhanced performance while managing duration and credit risk within acceptable parameters that are consistent with the Fund’s objectives. Portfolio strategy is generally focused on delivering a high level of income, exempt from both Federal and Louisiana income taxes, consistent with the management of interest rate risk and credit risk. The current strategy is to maintain a neutral stance relative to benchmark duration and to take advantage of market opportunities in Louisiana municipal marketplace.†

Investment Considerations:

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Certain shareholders may be subject to the Alternative Minimum Tax (AMT). Federal income tax rules will apply to any capital gains distributions.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

[1]

The Lipper Louisiana Municipal Debt Funds Average is an equally weighted average consisting of managed mutual funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Louisiana, with dollar-weighted average maturities of five to ten years.

[2]	Diversification does not assure a profit nor protect against loss.
†	Portfolio composition is subject to change.

Past performance does not guarantee future results. Performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.capitalone.com or call 1-800-999-0426 for after tax returns.

Annual Report

Capital One Louisiana Municipal Income Fund

PERFORMANCE As of August 31, 2007

Assumes a $10,000 investment in the Class A Shares at net asset value.

Performance data quoted represents past performance which is no guarantee of future results. The above graph assumes an initial hypothetical investment of $10,000 from 8/31/97 to 8/31/07 and includes changes in share price, reinvestment of dividends and capital gains. The calculation does not assume the 3.00% maximum sales charge applicable to Class A Shares. Performance has not been adjusted to reflect any applicable sales charges. If sales charges had been included, the Fund’s ending value would have been $15,267.

PERFORMANCE As of August 31, 2007

	AVERAGE ANNUAL TOTAL RETURN					Since Inception***	NET EXPENSE RATIO†	GROSS EXPENSE RATIO†
	Inception Date	1-Year	3-Year	5-Year	10-Year
Class A Shares*	10/14/88	-0.44%	1.73%	2.87%	4.32%	—	0.69%	1.05%
Class B Shares**	11/15/01	-3.68%	0.68%	2.30%	—	2.76%	1.54%	1.80%

Lehman Brothers 7-Year Insured Municipal Bond Index		3.24%	2.92%	3.72%	5.01%	—
Lehman Brothers 10-Year Insured Municipal Bond Index		2.88%	3.29%	4.01%	5.28%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, and after-tax returns call 1-800-999-0426.

The performance above reflects fee reductions in effect from September 1, 2006 through August 31, 2007. Voluntary fee reductions may be discontinued at any time. If such fee reductions had not occurred, the quoted performance would be lower.

*	Reflects 3.00% maximum sales charge.
**	Reflects the applicable contingent derferred sales charge (CDSC), maximum of 5.50%.
***	Since inception performance is not shown for any class period greater than 10 years.
†

The above expense ratios are from the Fund’s prospectus dated December 31, 2006. Additional information pertaining to the Fund’s expense ratios as of August 31, 2007 can be found in the Financial Highlights.

The Capital One Louisiana Municipal Income Fund has changed its primary performance benchmark index from the Lehman Brothers 10-Year Insured Municipal Bond Index to the Lehman Brothers 7-Year Insured Municipal Bond Index to better reflect the market in which the Fund primarily invests. The Lehman Brothers 7-Year Insured Bond Index is a broad-based market index comprised of investment-grade municipal bonds with maturities close to seven years. The Lehman Brothers 10-Year Insured Bond Index is a broad-based market index comprised of investment-grade municipal bonds with maturities close to ten years. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment managed, fund accounting and taxes. The Fund’s performance reflects the deduction of fees for these services. Investors can invest directly in an index.

The Capital One Funds are distributed by Foreside Distribution Services, L.P. Capital One Asset Management, LLC is the Investment Adviser and Capital One, N.A. is the custodian to the Capital One Funds and receives compensation for their services.

Annual Report

Capital One Mid Cap Equity Fund

Market Review

The domestic equity markets performed well during the Fund’s fiscal year ended August 31, 2007, although it was a volatile climb upward.

The S&P 500 Index rose 15.13%, the S&P 400 Midcap Index increased 16.48%, and the S&P 600 Smallcap Index rose by 14.28%. During the first half of the fiscal year, stocks rose steadily as the U.S. economy grew at a subdued pace. During this time, corporate earnings growth slowed down, and in the first calendar quarter of 2007 earnings-per-share growth for the S&P 500 Index grew at less than a double-digit rate for the first time in 15 quarters. Earnings have grown faster in the second calendar quarter of 2007 than the first and this acceleration is expected to continue into the third and fourth quarters of 2007. We believe this acceleration, should it materialize, could be one of the major drivers of equity prices in the near-term.

The equity markets experienced a mild disruption in late February of 2007 as equity investors suddenly became cautious about global investment risks and global economic growth. These fears quickly abated and the rise in equity prices resumed until the late summer of 1997 when new worries about credit market risks disturbed equity investors’ comfort levels once more. Again, these fears were calmed and, after correcting by approximately 10 percentage points between mid-July and mid-August, the bull market resumed into the end of the Fund’s fiscal year.

Portfolio Performance

The Capital One Mid Cap Equity Fund produced at total return of 13.69% (Class A Shares at net asset value) for the fiscal year ended August 31, 2007, while the S&P Midcap 400 Index returned 16.48%. The portfolio has been managed in close accordance with the Adviser’s risk-controlled core diversified1 process.

During the fund’s fiscal year, a number of stocks in the portfolio significantly outperformed the market thus contributing positively to performance. Cummins Inc (heavy equipment manufacturer), Celanese Corp (chemicals processor), and Avnet (electronics distributor) were all very strong performers and remain in the portfolio. Long-time fund holding Sequa (defense) was acquired during the fiscal year at a 75% premium to the then current market price. On the negative side, a couple of new positions in the fund underperformed thus inhibiting portfolio performance. RF Micro Device (telecommunications equipment), Family Dollar Stores (discount retailer), NBTY (nutritional products) and Cabot Oil & Gas (energy exploration) are a few examples of this. Portfolio underperformance versus the benchmark was also influenced by the funds slight exposure to Value (vs. Growth) stocks at a time when growth stocks significantly outperformed. This exposure is a by-product of the security selection process and not a strategy of the Advisor.

Strategy

The risk-controlled core diversified process entails utilization of a multi-factor approach to identifying equity securities that are expected to outperform the market. This approach looks at earnings growth and quality indicators as well as valuation measures. Portfolio construction uses the results of that multi-factor approach in conjunction with a risk management process designed to limit equity portfolio exposure to certain identifiable risks that the Adviser believes do not add value in a risk/reward context. The Adviser controls for exposures to risks via proxies such as weighted average market capitalization, portfolio beta2, style (i.e., growth vs. value) exposure, and industry and sector weightings. The portfolio is compared to the benchmark in these respects, and exposure to these characteristics is kept very closely in line with the benchmark characteristics.†

As a result of this process, factors that materially affected the Fund performance were limited almost exclusively to security selection. Portfolio holdings are constantly evaluated in accordance with the Adviser’s equity ranking process and transactions made throughout the year are made in close accordance to that process.

During the preceding 12-month period, portfolio underperformance was largely derived in two separate months—May and August, 2007. During this period portfolio exposures to aforementioned risks were minimal, thus security selection was the main contributor. During those months, factors that the Adviser views as good long-term indicators of stock performance underperformed the market overall and their own long-term track record. These factors are core components of the Adviser’s common stock evaluation process. The Adviser fully believes these are short term issues related to market expectations about risk and thus no adjustment to the factors is necessary.†

Investment Considerations:

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

[1]	Diversification does not assure a profit nor protect against loss.
[2]	Beta analyzes the market risk of a fund by showing how responsive the fund is to the market, which has a beta of 1.00. Usually, higher betas represent riskier investments.
†	Portfolio composition is subject to change.

Past performance does not guarantee future results. Performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.capitalone.com or call 1-800-999-0426 for after tax returns.

Annual Report

Capital One Mid Cap Equity Fund

PERFORMANCE As of August 31, 2007

Assumes a $10,000 investment in the Class A Shares at net asset value.

Performance data quoted represents past performance which is no guarantee of future results. The above graph assumes an initial hypothetical investment of $10,000 from 8/31/97 to 8/31/07 and includes changes in share price, reinvestment of dividends and capital gains. The calculation does not assume the 4.50% maximum sales charge applicable to Class A Shares. Performance has not been adjusted to reflect any applicable sales charges. If sales charges had been included, the Fund’s ending value would have been $27,980.

PERFORMANCE As of August 31, 2007

	AVERAGE ANNUAL TOTAL RETURN					Since Inception***	NET EXPENSE RATIO†	GROSS EXPENSE RATIO†
	Inception Date	1-Year	3-Year	5-Year	10-Year
Class A Shares*	5/1/86	8.60%	13.64%	13.12%	10.84%	—	1.24%	1.24%
Class B Shares**	7/13/98	7.37%	13.54%	13.08%	—	9.60%	1.99%	1.99%

S&P Midcap 400 Index		16.48%	15.75%	15.60%	11.93%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, and after-tax returns call 1-800-999-0426.

There are currently no waivers in effect for A & B Shares

*	Reflects 4.50% maximum sales charge.
**	Reflects the applicable contingent derferred sales charge (CDSC), maximum of 5.50%.
***	Since inception performance is not shown for any class period greater than 10 years.
†

The above expense ratios are from the Fund’s prospectus dated December 31, 2006. Additional information pertaining to the Fund’s expense ratios as of August 31, 2007 can be found in the Financial Highlights.

The Performance of the Capital One Mid Cap Equity Fund is measured against the Standard & Poor’s Midcap 400 Index (“S&P Midcap 400”) which is an unmanaged index generally representative of 400 stocks in the mid-range sector of the domestic stock market, representing all major industries. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management, fund accounting fees, and taxes. The Fund’s performance reflects the deduction of fees for these services. It is not possible to invest directly in any index.

The Capital One Funds are distributed by Foreside Distribution Services, L.P. Capital One Asset Management, LLC is the Investment Adviser and Capital One, N.A. is the custodian to the Capital One Funds and receives compensation for their services.

Annual Report

Capital One Total Return Bond Fund

Market Review

The year ended August 31, 2007 was another year in which long rates did not change much point to point, but experienced significant volatility in the interim. The yield on a Ten-year Treasury bond declined 0.20% in the year, but also saw a sharp spike to higher yields last spring, as credit conditions tightened; and an equally steep decline last summer as fear of deteriorating credit conditions spurred strong demand for U.S. Treasury securities, with the yield on Treasury bills declining 0.90% and two year notes declining 0.64%.

The most significant development in the last year was the spread of illiquidity in the debt markets related to the sub-prime mortgage crisis, which caused a significant widening in credit spreads in most sectors. We have managed the Fund relatively neutral to the benchmarks in recent quarters, given these extreme crosscurrents, pending clarification of the economic outlook. It remains to be seen if the Federal Reserve’s (the “Fed”) actions to stabilize the credit markets and spur economic growth will be sufficient or if additional stimulus will be required. We believe the Fed may ultimately be successful in restoring order and growth to the U.S. economy and at some point a rising interest rate environment could likely re-emerge, but until that scenario comes into sharper focus we expect to continue relatively neutral duration policies.†

Portfolio Performance

The Capital One Total Return Bond Fund produced a total return of 4.17% (Fund Shares at net asset value). Lipper, a well-known mutual fund evaluation service, reported the average return among Intermediate Investment Grade Debt Funds1 at 4.08% for the period.

The Lehman Brothers U.S. Aggregate Bond benchmark index produced a 5.25% total return for the year ended August 31, 2007.

The relative out-performance of U.S. Treasury securities and the under-performance of AAA Commercial Mortgage Backed securities held in the portfolio, contributed to performance levels that were below our target levels. Returns in the highly volatile credit sector closely matched the index returns, while an overweight in Agency securities contributed positively.†

Strategy

The portfolio is currently positioned with a duration that is neutral to the benchmark, with modest over-weight positions in Agency securities and Commercial Mortgage Backed Securities.†

Investment Considerations:

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

[1]

The Lipper Intermediate Investment Grade Debt Funds Average is an equally weighted average consisting of managed mutual funds that invest at least 65% of their assets in investment grade issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

†	Portfolio composition is subject to change.

Past performance does not guarantee future results. Performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.capitalone.com or call 1-800-999-0426 for after tax returns.

Annual Report

Capital One Total Return Bond Fund

PERFORMANCE As of August 31, 2007

Assumes a $10,000 investment in the Fund at net asset value.

Performance data quoted represents past performance which is no guarantee of future results. The above graph assumes an initial hypothetical investment of $10,000 from 8/31/97 to 8/31/07 and includes changes in share price, reinvestment of dividends and capital gains. The calculation does not assume the 3.00% maximum sales charge applicable to the Fund. Performance has not been adjusted to reflect any applicable sales charges. If sales charges had been included, the Fund’s ending value would have been $15,345.

PERFORMANCE As of August 31, 2007

	AVERAGE ANNUAL TOTAL RETURN					NET EXPENSE RATIO†	GROSS EXPENSE RATIO†
	Inception Date	1-Year	3-Year	5-Year	10-Year
Total Return Bond Fund*	11/2/92	1.05%	1.58%	2.38%	4.37%	0.80%	1.07%

Lehman Brothers U.S. Aggregate Bond Index		5.25%	3.69%	4.31%	6.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, and after-tax returns call 1-800-999-0426.

The performance above reflects any fee reductions ineffect from September 1, 2006 through August 31, 2007. Voluntary fee reductions may be discontinued at any time. If such fee reductions had not occurred, the quoted performance would be lower.

*	Reflects 3.00% maximum sales charge.
†

The above expense ratios are from the Fund’s prospectus dated December 31, 2006. Additional information pertaining to the Fund’s expense ratios as of August 31, 2007 can be found in the Financial Highlights.

The performance of the Capital One Total Return Bond Fund is measured against the Lehman Brothers U.S. Aggregate Bond Index which is an unmanaged market value-weighted performance benchmark for investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management, fund accounting fees, and taxes. The Fund’s performance reflects the deduction of fees for these services. It is not possible to invest directly in any index.

The Capital One Funds are distributed by Foreside Distribution Services, L.P. Capital One Asset Management, LLC is the Investment Adviser and Capital One, N.A. is the custodian to the Capital One Funds and receives compensation for their services.

Annual Report

Capital One U.S. Government Income Fund

Market Review

The year ended August 31, 2007 was another year in which long rates did not change much point to point, but experienced significant volatility in the interim. The yield on a Ten-year Treasury bond declined 0.20% in the year, but also saw a sharp spike to higher yields last spring, as credit conditions tightened; and an equally steep decline last summer as fear of deteriorating credit conditions spurred strong demand for U.S. Treasury securities, with the yield on Treasury bills declining 0.90% and two year notes declining 0.64%.

The most significant development in the last year was the spread of illiquidity in the debt markets related to the sub-prime mortgage crisis, which caused a significant widening in credit spreads in most sectors. We have managed the Fund relatively neutral to the benchmarks in recent quarters, given these extreme crosscurrents, pending clarification of the economic outlook. It remains to be seen if the Federal Reserve’s (the “Fed”) action to stabilize the credit markets and spur economic growth will be sufficient or if additional stimulus could be required. We believe the Fed could ultimately be successful in restoring order and growth to the U.S. economy and at some point a rising interest rate environment may likely re-emerge, but until that scenario comes into sharper focus we expect to continue relatively neutral duration policies.

Portfolio Performance

The Capital One U.S. Government Income Fund produced a total return of 5.13% (Fund Shares at net asset value) for the 12-month period ended August 31, 2007. Lipper reported the average return among Intermediate U.S. Government Funds1 for the period at 4.68%. The Fund’s benchmarks, the Lehman Brothers Intermediate Government Index and the Lehman Brothers U.S. Government Income Blend Index2, produced total returns of 5.91% and 5.61%, respectively.

Performance has lagged in recent quarters due to our underweight in U.S. Treasury securities versus the Lehman U.S. Government Intermediate Index and due to our Agency overweight relative to the 50/50 blend of that index and the Lehman Mortgage Backed Index. While we have benefited from this strategy in the past, the flight to quality (i.e. Treasury securities) triggered by the sub-prime mortgage crisis, caused widening of all spread product3. Our Treasury allocation in the Fund is 21.6% versus the 66% allocation in the Lehman Government Intermediate Index, and the 50/50 blend allocation of 33%.†

Strategy

Portfolio strategy continues to focus on high quality, income-producing government or government sponsored Agency securities with occasional minor adjustments to duration risk. Going forward we expect to employ relatively neutral duration strategies in this Fund.†

Investment Considerations:

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

[1]

The Lipper Intermediate U.S. Government Funds is an equally weighted average consisting of managed mutual funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five to ten years.

[2]	The Lehman Brothers U.S. Government Income Blend Index is a blend of 50% of the Lehman Brothers Intermediate Government Fund and 50% of the Lehman Brothers Mortgage Index.
[3]

A spread product is a term used in referring to taxable bonds that are Treasury Securities (i.e. agency bonds, corporate bonds, asset-backed securities and mortgage-backed securities). The bonds are referred to as “spread product” because they are evaluated based on the difference between their yield and the yield of a comparable Treasury security. The difference in yield is the “spread”.

†	Portfolio composition is subject to change.

Past performance does not guarantee future results. Performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.capitalone.com or call 1-800-999-0426 for after tax returns.

Annual Report

Capital One U.S. Government Income Fund

PERFORMANCE As of August 31, 2007

Assumes a $10,000 investment in the Fund at net asset value.

Performance data quoted represents past performance which is no guarantee of future results. The above graph assumes an initial hypothetical investment of $10,000 from 8/31/97 to 8/31/07 and includes changes in share price, reinvestment of dividends and capital gains. The calculation does not assume the 3.00% maximum sales charge applicable to the Fund. Performance has not been adjusted to reflect any applicable sales charges. If sales charges had been included, the Fund’s ending value would have been $15,921.

PERFORMANCE As of August 31, 2007

	AVERAGE ANNUAL TOTAL RETURN					NET EXPENSE RATIO†	GROSS EXPENSE RATIO†
	Inception Date	1-Year	3-Year	5-Year	10-Year
U.S. Government Income Fund*	10/14/88	2.02%	2.04%	2.65%	4.76%	0.60%	0.94%

Lehman Brothers Intermediate Government Index		5.91%	3.33%	3.42%	5.47%

Lehman Brothers U.S. Government Income Blend Index		5.61%	3.70%	3.77%	5.68%

Lehman Brothers Mortgage Index		5.31%	4.07%	4.13%	5.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, and after-tax returns call 1-800-999-0426.

The performance above reflects any fee reductions ineffect from September 1, 2006 through August 31, 2007. Voluntary fee reductions may be discontinued at any time. If such fee reductions had not occurred, the quoted performance would be lower.

*	Reflects 3.00% maximum sales charge.
†	The above expense ratios are from the Fund’s prospectus dated December 31, 2006. Additional information pertaining to the Fund’s expense ratios as of August 31, 2007 can be found in the Financial Highlights.

The performance of the Capital One U.S. Government Income Fund is measured against the Lehman Brothers Intermediate Government Index, the Lehman Brothers U.S. Government Income Blend Index (which consists of a blend of 50% of the Lehman Brothers Intermediate Government Index and 50% of the Lehman Brothers Mortgage Index) and the Lehman Brothers Mortgage Index. The Lehman Brothers Intermediate Government Index is comprised of all publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with minimum outstanding principal of $1 million and minimum maturity of one year and maximum maturity of ten years are included. The Lehman Brothers Mortgage Index is a broad-based index that represents the general performance of fixed rate mortgage bonds. These indices are unmanaged and do not reflect the deduction of fees which are associated with a mutual fund, such as investment management and fund accounting fees and taxes. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Capital One Funds are distributed by Foreside Distribution Services, L.P. Capital One Asset Management, LLC is the Investment Adviser and Capital One, N.A. is the custodian to the Capital One Funds and receives compensation for their services.

Annual Report

Capital One Funds—Financial Highlights

(For a share outstanding throughout each period)

										Ratios to Average Net Assets
Year Ended August 31,	Net Asset Value, Begin- ning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distri- butions from Net Investment Income	Distri- butions from Net Realized Gain on Invest- ments	Total Distri- butions	Net Asset Value, End of Period	Total Return[1]	Net Expenses	Net Invest- ment Income (Loss)	Expense Waiver/ Reimb- ursement[2]	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate†
Capital Appreciation Fund—Class A Shares

2007	$19.11	0.09 [3]	2.59	2.68	(0.10)	(5.50)	(5.60)	$16.19	14.81%	1.24%	0.47%	—	$171,380	42%
2006	$19.42	0.11 [3]	1.17	1.28	(0.08)	(1.51)	(1.59)	$19.11	6.98%	1.25%	0.57%	—	$224,576	51%
2005	$18.31	0.13 [3]	2.26	2.39	(0.15)	(1.13)	(1.28)	$19.42	13.44%	1.26%	0.70%	—	$240,297	32%
2004	$17.82	0.08 [3]	1.62	1.70	(0.07)	(1.14)	(1.21)	$18.31	9.87%	1.25%	0.41%	—	$239,871	22%
2003	$16.50	0.08 [3]	1.31	1.39	(0.07)	—	(0.07)	$17.82	8.46%	1.27%	0.48%	—	$234,905	29%

Capital Appreciation Fund—Class B Shares

2007	$17.99	(0.05)[3]	2.44	2.39	(0.01)	(5.50)	(5.51)	$14.87	13.98%	1.99%	(0.28)%	—	$4,518	42%
2006	$18.42	(0.03)[3]	1.11	1.08	—	(1.51)	(1.51)	$17.99	6.20%	2.00%	(0.17)%	—	$6,148	51%
2005	$17.42	(0.01)[3]	2.14	2.13	—	(1.13)	(1.13)	$18.42	12.56%	2.01%	(0.04)%	—	$9,077	32%
2004	$17.06	(0.06)[3]	1.56	1.50	—	(1.14)	(1.14)	$17.42	9.08%	2.00%	(0.34)%	—	$11,981	22%
2003	$15.85	(0.04)[3]	1.25	1.21	—	—	—	$17.06	7.63%	2.02%	(0.27)%	—	$11,865	29%

Louisiana Municipal Income Fund—Class A Shares

2007	$10.76	0.40	(0.13)	0.27	(0.38)	(0.03)	(0.41)	$10.62	2.61%	0.80%	3.68%	0.33%	$46,957	69%
2006	$11.26	0.40	(0.17)	0.23	(0.40)	(0.33)	(0.73)	$10.76	2.19%	0.77%	3.64%	0.36%	$60,324	10%
2005	$11.36	0.46	(0.07)	0.39	(0.46)	(0.03)	(0.49)	$11.26	3.49%	0.76%	3.98%	0.34%	$75,298	53%
2004	$11.21	0.48	0.17	0.65	(0.47)	(0.03)	(0.50)	$11.36	5.88%	0.75%	4.20%	0.33%	$78,288	11%
2003	$11.40	0.50	(0.12)	0.38	(0.50)	(0.07)	(0.57)	$11.21	3.33%	0.74%	4.36%	0.33%	$81,468	9%

Louisiana Municipal Income Fund—Class B Shares

2007	$10.77	0.31	(0.13)	0.18	(0.29)	(0.03)	(0.32)	$10.63	1.75%	1.65%	2.83%	0.23%	$1,907	69%
2006	$11.27	0.30	(0.16)	0.14	(0.31)	(0.33)	(0.64)	$10.77	1.32%	1.62%	2.79%	0.26%	$2,672	10%
2005	$11.37	0.36	(0.07)	0.29	(0.36)	(0.03)	(0.39)	$11.27	2.60%	1.61%	3.13%	0.24%	$3,342	53%
2004	$11.21	0.38	0.19	0.57	(0.38)	(0.03)	(0.41)	$11.37	5.08%	1.60%	3.35%	0.23%	$3,569	11%
2003	$11.40	0.40	(0.12)	0.28	(0.40)	(0.07)	(0.47)	$11.21	2.47%	1.59%	3.51%	0.23%	$4,127	9%

Mid Cap Equity Fund—Class A Shares

2007	$17.70	0.05 [3]	2.24	2.29	(0.04)	(1.94)	(1.98)	$18.01	13.69%	1.26%	0.25%	—	$157,805	54%
2006	$17.70	0.02 [3]	0.82	0.84	(0.04)	(0.80)	(0.84)	$17.70	4.97%	1.30%	0.13%	—	$132,247	50%
2005	$14.39	0.03 [3]	4.00	4.03	—	(0.72)	(0.72)	$17.70	28.80%	1.36%	0.20%	—	$123,321	37%
2004	$12.92	(0.02)[3]	1.56	1.54	—	(0.07)	(0.07)	$14.39	12.01%	1.45%	(0.14)%	—	$74,783	51%
2003	$11.46	(0.05)[3]	1.51	1.46	—	—	—	$12.92	12.74%	1.55%	(0.48)%	—	$59,735	25%

Mid Cap Equity Fund—Class B Shares

2007	$16.62	(0.09)[3]	2.11	2.02	—	(1.94)	(1.94)	$16.70	12.87%	2.01%	(0.50)%	—	$3,152	54%
2006	$16.75	(0.10)[3]	0.77	0.67	—	(0.80)	(0.80)	$16.62	4.19%	2.05%	(0.62)%	—	$4,112	50%
2005	$13.75	(0.09)[3]	3.81	3.72	—	(0.72)	(0.72)	$16.75	27.85%	2.11%	(0.56)%	—	$5,025	37%
2004	$12.44	(0.12)[3]	1.50	1.38	—	(0.07)	(0.07)	$13.75	11.19%	2.20%	(0.89)%	—	$4,321	51%
2003	$11.12	(0.14)[3]	1.46	1.32	—	—	—	$12.44	11.87%	2.30%	(1.23)%	—	$3,795	25%

Total Return Bond Fund

2007	$9.38	0.43	(0.05)	0.38	(0.43)	—	(0.43)	$9.33	4.17%	0.82%	4.51%	0.40%	$34,971	153%
2006	$9.78	0.41	(0.38)	0.03	(0.43)	—	(0.43)	$9.38	0.37%	0.91%	4.33%	0.27%	$48,730	114%
2005	$9.89	0.38	(0.05)	0.33	(0.44)	—	(0.44)	$9.78	3.39%	0.98%	3.92%	0.41%	$53,319	123%
2004	$9.98	0.41	(0.05)	0.36	(0.45)	—	(0.45)	$9.89	3.72%	1.01%	4.08%	0.40%	$51,957	22%
2003	$10.15	0.45	(0.11)	0.34	(0.51)	—	(0.51)	$9.98	3.38%	1.01%	4.38%	0.40%	$48,563	20%

†	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income (loss) ratios.
3	Based on average shares outstanding.
4	Represents less than $0.001.
5	Represents less than $0.01.

(See Notes to Financial Statements)

Annual Report

Capital One Funds—Financial Highlights (continued)

(For a share outstanding throughout each period)

									Ratios to Average Net Assets
Year Ended August 31,	Net Asset Value, Begin- ning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Expenses	Net Investment Income (Loss)	Expense Waiver/ Reimb- ursement[2]	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate†
U.S. Government Income Fund

2007	$9.82	0.45	0.04	0.49	(0.45)	(0.45)	$9.86	5.13%	0.63%	4.62%	0.34%	$90,214	76%
2006	$10.07	0.44	(0.25)	0.19	(0.44)	(0.44)	$9.82	2.01%	0.73%	4.52%	0.34%	$88,710	114%
2005	$10.30	0.38	(0.16)	0.22	(0.45)	(0.45)	$10.07	2.14%	0.74%	3.74%	0.33%	$71,695	86%
2004	$10.30	0.38	0.03	0.41	(0.41)	(0.41)	$10.30	4.08%	0.70%	3.71%	0.31%	$82,231	29%
2003	$10.48	0.42	(0.11)	0.31	(0.49)	(0.49)	$10.30	3.01%	0.70%	3.97%	0.31%	$89,573	31%

Cash Reserve Fund—Class A Shares

2007	$1.00	0.047	0.000 [4]	0.047	(0.047)	(0.047)	$1.00	4.95%	0.49%	4.84%	0.40%	$222,375	—
2006	$1.00	0.040	(0.000)[4]	0.040	(0.040)	(0.040)	$1.00	4.08%	0.53%	4.04%	0.41%	$179,836	—
2005	$1.00	0.019	(0.000)[4]	0.019	(0.019)	(0.019)	$1.00	1.97%	0.56%	1.89%	0.42%	$134,356	—
2004	$1.00	0.005	0.000 [4]	0.005	(0.005)	(0.005)	$1.00	0.55%	0.56%	0.55%	0.40%	$166,616	—
2003	$1.00	0.01	0.00 [5]	0.01	(0.01)	(0.01)	$1.00	0.80%	0.53%	0.81%	0.40%	$182,575	—

Cash Reserve Fund—Class B Shares

2007	$1.00	0.047	0.000 [4]	0.047	(0.047)	(0.047)	$1.00	4.78%	0.64%	4.69%	1.01%	$400	—
2006	$1.00	0.039	(0.000)[4]	0.039	(0.039)	(0.039)	$1.00	3.92%	0.68%	3.86%	1.01%	$395	—
2005	$1.00	0.018	(0.000)[4]	0.018	(0.018)	(0.018)	$1.00	1.81%	0.71%	1.78%	1.02%	$387	—
2004	$1.00	0.003	0.001	0.004	(0.004)	(0.004)	$1.00	0.40%	0.71%	0.39%	1.00%	$417	—
2003	$1.00	0.01	0.00 [5]	0.01	(0.01)	(0.01)	$1.00	0.57%	0.89%	0.45%	0.79%	$677	—

U.S. Treasury Money Market Fund

2007	$1.00	0.048	(0.000)[4]	0.048	(0.048)	(0.048)	$1.00	4.64%	0.55%	4.55%	0.10%	$104,496	—
2006	$1.00	0.036	(0.000)[4]	0.036	(0.036)	(0.036)	$1.00	3.69%	0.62%	3.57%	0.03%	$156,318	—
2005	$1.00	0.017	(0.000)[4]	0.017	(0.017)	(0.017)	$1.00	1.69%	0.70%	1.74%	—	$204,027	—
2004	$1.00	0.003	—	0.003	(0.003)	(0.003)	$1.00	0.34%	0.66%	0.34%	—	$152,264	—
2003	$1.00	0.01	—	0.01	(0.01)	(0.01)	$1.00	0.62%	0.65%	0.61%	—	$221,334	—

(See Notes to Financial Statements)

Annual Report

Capital One Funds—Shareholder Expense Example (Unaudited)

As of August 31, 2007

As a shareholder of the Capital One Funds (“Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. They are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2007 to August 31, 2007.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expense for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do this, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchases or redemption payments. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/07	Ending Account Value 8/31/2007	Expenses Paid During Period[1]
Capital One Capital Appreciation Fund
Actual
Class A Shares	$1,000.00	$1,061.40	$6.55
Class B Shares	$1,000.00	$1,058.00	$10.43
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,018.85	$6.41
Class B Shares	$1,000.00	$1,015.07	$10.21
Capital One Louisiana Municipal Income Fund
Actual
Class A Shares	$1,000.00	$1,007.40	$4.15
Class B Shares	$1,000.00	$1,003.10	$8.43
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,021.07	$4.18
Class B Shares	$1,000.00	$1,016.79	$8.49
Capital One Mid Cap Equity Fund
Actual
Class A Shares	$1,000.00	$1,012.90	$6.34
Class B Shares	$1,000.00	$1,009.10	$10.13
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,018.90	$6.36
Class B Shares	$1,000.00	$1,015.12	$10.16
Capital One Total Return Bond Fund
Actual	$1,000.00	$1,009.40	$4.05
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.17	$4.08
Capital One U.S. Government Income Fund
Actual	$1,000.00	$1,020.20	$3.11
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.13	$3.11
Capital One Cash Reserve Fund
Actual
Class A Shares	$1,000.00	$1,024.70	$2.45
Class B Shares	$1,000.00	$1,023.80	$3.21
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,022.79	$2.45
Class B Shares	$1,000.00	$1,022.03	$3.21
Capital One U.S. Treasury Money Market Fund
Actual	$1,000.00	$1,023.00	$2.75
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.48	$2.75

1	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized net expense ratios were as follows:

Annual Report

Capital One Funds—Shareholder Expense Example (Unaudited) (continued)

As of August 31, 2007

Funds Annualized Expense Ratio
Capital One Capital Appreciation Fund
Class A Shares	1.26%
Class B Shares	2.01%
Capital One Louisiana Municipal Income Fund
Class A Shares	0.82%
Class B Shares	1.67%
Capital One Mid Cap Equity Fund
Class A Shares	1.25%
Class B Shares	2.00%
Capital One Total Return Bond Fund	0.80%
Capital One U.S. Government Income Fund	0.61%
Capital One Cash Reserve Fund
Class A Shares	0.48%
Class B Shares	0.63%
Capital One U.S. Treasury Money Market Fund	0.54%

Annual Report

Capital One Capital Appreciation Fund—Portfolio of Investments Summary Table (Unaudited)

At August 31, 2007, the Fund’s sector composition was as follows:

Sector	Percentage of Total Net Assets
Finance	14.7%
Electronic Technology	12.5%
Energy Minerals	10.9%
Consumer Non-Durables	7.4%
Health Technology	7.3%
Producer Manufacturing	7.3%
Technology Services	5.5%
Retail Trade	5.2%
Distribution Services	5.0%
Insurance	4.7%
Communications	3.6%
Consumer Services	3.6%
Industrial Services	2.2%
Health Services	1.9%
Transportation	1.6%
Commercial Services	1.3%
Non-Energy Minerals	1.2%
Human Resources	1.1%
Process Industries	1.0%
Utilities	1.0%
Consumer Durables	0.7%
Cash Equivalents[1]	0.2%
Other Assets and Liabilities-Net[2]	0.1%
TOTAL	100.0%

1	Cash Equivalents include any investments in money market mutual funds.
2	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Annual Report

Capital One Capital Appreciation Fund—Portfolio of Investments

As of August 31, 2007

Shares	Security Description	Value($)
COMMON STOCKS—99.7%
	Commercial Services—1.3%
25,000	Donnelley (R.R.) & Sons Co	895,500
50,200	Total System Services, Inc	1,392,548

		2,288,048

	Communications—3.6%
79,800	AT&T, Inc.	3,181,626
73,800	Verizon Communications	3,090,744

		6,272,370

	Consumer Durables—0.7%
151,600	Ford Motor Co.[1]	1,183,996

	Consumer Non-Durables—7.4%
27,500	Altria Group, Inc	1,908,775
49,900	Colgate-Palmolive Co.	3,309,368
28,900	Estee Lauder Cos., Inc., Class A	1,201,951
80,400	Kraft Foods, Inc	2,577,624
75,480	The Coca-Cola Co	4,059,315

		13,057,033

	Consumer Services—3.6%
9,999	Citadel Broadcasting Corp.	40,697
54,900	McDonald’s Corp.	2,703,825
108,000	Walt Disney Co.	3,628,800

		6,373,322

	Distribution Services—5.0%
16,500	Avnet, Inc.[1]	648,615
39,300	Grainger (W.W.), Inc.	3,600,273
80,400	McKesson HBOC, Inc	4,599,684

		8,848,572

	Electronic Technology—12.5%
37,900	Apple Computer, Inc.[1]	5,248,392
65,800	Hewlett-Packard Co	3,247,230
47,300	MEMC Electronic Materials, Inc.[1]	2,905,166
53,600	National Semiconductor Corp.	1,410,752
118,500	Nokia Corp. ADR	3,896,280
45,000	Northrop Grumman Corp.	3,547,800
51,200	Texas Instruments, Inc	1,753,088

		22,008,708

	Energy Minerals—10.9%
26,300	Apache Corp.	2,035,094
62,900	ConocoPhillips	5,150,881
62,900	Exxon Mobil Corp.	5,392,417
23,500	ONEOK, Inc.	1,100,975
44,900	Public Service Enterprise Group, Inc	3,816 ,051
25,200	Valero Energy Minerals Corp.	1,726 ,452

		19,221,870

	Finance—14.7%
78,400	Bank of America Corp.	3,973,312
14,200	Boston Properties, Inc	1,420,994
79,400	Citigroup, Inc.	3,722 ,272
15,300	Franklin Resources, Inc	2,016 ,081
15,000	Goldman Sachs Group, Inc.	2,640,150
63,100	J.P. Morgan Chase & Co	2,809,212
39,000	Merrill Lynch & Co., Inc	2,874,300
29,700	Prudential Financial, Inc	2,666,466
47,000	SunTrust Banks, Inc.	3,701,250

		25,824,037

	Health Services—1.9%
1,308	PharMerica Corp.[1]	23,191
41,200	Wellpoint, Inc.[1]	3,320,308

		3,343,499

	Health Technology—7.3%
15,700	AmerisourceBergen Corp.	751,245
27,700	Becton, Dickinson & Co	2,131,238
27,000	Genzyme Corp.[1]	1,685,070
6,400	Invitrogen Corp.[1]	498,560
65,900	Johnson & Johnson, Inc.	4,071,961
74,400	Merck & Co., Inc	3,732 ,648

		12,870,722

	Human Resources—1.1%
26,800	Manpower, Inc	1,882,968

	Industrial Services—2.2%
39,300	McDermott International, Inc.[1]	3,772,407

	Insurance—4.7%
74,300	Chubb Corp.	3,798,959
37,500	First American Corp.	1,568,625
56,900	Travelers Cos., Inc	2,875,726

		8,243,310

	Non-Energy Minerals—1.2%
13,000	Freeport-McMoRan Copper & Gold, Inc.	1,136,460
9,300	Southern Copper Corp.	978,825

		2,115,285

	Process Industrials—1.0%
26,100	Monsanto Co.	1,820,214

	Producer Manufacturing—7.3%
55,700	General Electric Co	2,165,059
11,600	Genlyte Group, Inc.[1]	841,812
11,200	Holly Corp	746,480
54,500	Honeywell International, Inc.	3,060,175
26,000	International Paper Co	912 ,860
32,800	PACCAR, Inc.	2,806,040
24,900	The Dow Chemical Co	1,061 ,487
14,500	VF Corp	1,157,825

		12,751,738

	Retail Trade—5.2%
56,400	CVS Corp	2,133,048
18,800	Kohl’s Corp.[1]	1,114,840
23,640	Mens Wearhouse, Inc	1,198,075
36,000	Penney (J.C.) Co., Inc.	2,475,360
74,400	TJX Cos., Inc	2,268,456

		9,189,779

Annual Report

Capital One Capital Appreciation Fund—Portfolio of Investments (continued)

As of August 31, 2007

Shares	Security Description	Value($)
COMMON STOCKS—continued
	Technology Services—5.5%
37,700	Computer Sciences Corp.[1]	2,109,315
3,000	Google, Inc.[1]	1,545,750
44,900	Intuit, Inc.[1]	1,226,219
109,200	Microsoft Corp	3,137,316
77,700	Oracle Corp.[1]	1,575,756

		9,594,356

	Transportation—1.6%
17,200	Norfolk Southern Corp.	880,812
25,000	United Parcel Service, Inc., Class B	1,896,500

		2,777,312

	Utilities—1.0%
29,700	FirstEnergy Corp.	1,824,768

TOTAL COMMON STOCKS (identified cost $122,839,348)		175,264,314

MUTUAL FUND—0.2%
409,693	Fidelity Institutional Cash Treasury Money Market Fund–I Shares, 4.78%[2]	409,693

TOTAL MUTUAL FUND (identified cost $409,693)		409,693

TOTAL INVESTMENTS—99.9% (identified cost $123,249,041)		175,674,007
OTHER ASSETS AND LIABILITIES-NET—0.1%		224,240

TOTAL NET ASSETS—100.0%		$175,898,247

1	Non-income producing security
2	Rate disclosed is as of August 31, 2007.

ADR—American Depositary Receipt

(See Notes to Financial Statements)

Annual Report

Capital One Louisiana Municipal Fund—Portfolio of Investments Summary Table (Unaudited)

At August 31, 2007, the Fund’s sector composition1 was as follows:

Sector	Percentage of Total Net Assets
Local Government - Revenue	33.0%
Public School	17.0%
Housing	9.0%
Environmental	8.0%
Higher Education	8.0%
Local Government - General Obligations	8.0%
Municipal Utility	8.0%
Transportation	7.0%
Other	3.4%
Cash Equivalents[2]	0.0%
Other Assets and Liabilities-Net[3]	(1.4)%
TOTAL	100.0%

1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund’s adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon economic sector and/or revenue source of the third-party as determined by the Fund’s adviser. Securities that are insured by a bond insurer are assigned to the “Insured” sector. Prerefunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.
2	Cash Equivalents include any investments in money market mutual funds.
3	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Annual Report

Capital One Louisiana Municipal Fund—Portfolio of Investments

As of August 31, 2007

Principal Amount($)	Security Description	Value($)
MUNICIPAL BONDS—101.4%
	Louisiana—101.4%
500,000	Caddo Parish, LA, Parishwide School District, GO, 5.00%, (CIFG INS), (Original Issue Yield: 3.68%), 3/1/2012	526 ,400
555,000	Caddo Parish, LA, Parishwide School District, GO, 5.00%, (CIFG INS), (Original Issue Yield: 3.77%), 3/1/2014	591,464
1,070,000	Caddo Parish, LA, Parishwide School District, GO, (Series A), 5.25%, (FSA INS), (Original Issue Yield: 3.86%), 3/1/2015	1,156,798
1,000,000	East Baton Rouge Parish, LA, Revenue Bonds, 4.50%, (MBIA INS), (Original Issue Yield: 4.50%), 2/1/2013	1,034,690
250,000	East Baton Rouge Parish, LA, Sales Tax Revenue, Public Improvement, (Series ST-B), 5.00%, (AMBAC INS), (Original Issue Yield: 3.80%), 2/1/2014	265,515
1,265,000	East Baton Rouge, LA, Sewer Commission, (Series A), 5.00%, (FSA INS), (Original Issue Yield: 4.05%), 2/1/2015	1,346,542
1,000,000	Harahan, LA, Refunding Bonds, 6.10%, 6/1/2024	1,059,310
755,000	Iberia Parish, LA, Parishwide School District, GO, 5.50%, (MBIA), (Original Issue Yield: 4.13%), 3/1/2013	817,189
875,000	Iberia Parish, LA, Parishwide School District, GO, 5.00%, (MBIA), (Original Issue Yield: 4.25%), 3/1/2015	931 ,919
430,000	Jefferson Davis Parish, LA, Registered Sales Tax District No 1, 5.00%, (CIFG INS), (Original Issue Yield: 3.72%), 2/1/2012	451,410
455,000	Jefferson Davis Parish, LA, Registered Sales Tax District No 1, 5.00%, (CIFG INS), (Original Issue Yield: 3.75%), 2/1/2013	480,917
830,000	Jefferson Parish, LA, Home Mortgage Authority, Refunding Revenue Bonds, (Series A), AMT, 6.15%, (FNMA/GNMA COLs), 6/1/2028[1]	839,445
700,000	Jefferson Parish, LA, School Board Sales & Use Tax Revenue, Refunding Bonds, (FSA INS), 0.00%, (Original Issue Yield: 5.10%), 3/1/2010	634,165
1,160,000	Jefferson, LA, Sales Tax District, Special Sales Tax Revenue, 5.00%, (AMBAC INS), (Original Issue Yield: 3.94%), 12/1/2019	1,213,847
680,000	Jefferson, LA, Sales Tax District Special Sales Tax Revenue, (Series B), 5.75%, (AMBAC INS), (Original Issue Yield: 5.20%), 12/1/2014	738,718
1,005,000	Lafayette, LA Public Improvement Sales Tax, (Series C), 5.00%, (AMBAC INS), (Original Issue Yield: 3.74%), 5/1/2015	1,071,290
1,500,000	Lafayette, LA Public Improvement Sales Tax, (Series A), 5.63%, (FGIC INS), (Original Issue Yield: 5.69%), 3/1/2025	1,589,805
1,000,000	Lafayette, LA Public Power Authority Electric Revenue Bonds, (Series B), 5.00%, (AMBAC INS), (Original Issue Yield: 3.22%), 11/1/2011	1,048,340
1,000,000	Lafourche Parish, LA, Consolidated School District, No. 1 Parish Wide, 5.00%, (MBIA INS), (Original Issue Yield: 3.99%), 2/1/2015	1,059,840
450,000	Lafourche Parish, LA, Consolidated School District, No. 1 Parish Wide, 5.00%, (MBIA INS), (Original Issue Yield: 4.07%), 2/1/2016	474,278
1,500,000	Louisiana Local Government Environmental Facilities Community Development Authority, Refunding Revenue Bonds, 5.00%, (MBIA INS), (Original Issue Yield: 5.04%), 12/1/2032	1,517,475
1,000,000	Louisiana Local Government Environmental Facilities Community Development Authority, Revenue Bonds, 5.00%, (AMBAC GTD), (Original Issue Yield: 4.30%), 3/1/2015	1,065,050
1,000,000	Louisiana Local Government Environmental Facilities Community Development Authority, Revenue Bonds, 5.00%, (Livingston Parish Road Project), (AMBAC GTD), (Original Issue Yield: 4.40%), 3/1/2017	1,059,770
1,000,000	Louisiana Local Government Environmental Facilities Community Development Authority, Revenue Bonds, (Series A), 5.20%, (AMBAC INS), (Original Issue Yield: 5.30%), 6/1/2031	1,023,860
750,000	Louisiana PFA, 4.50%, (Original Issue Yield: 3.65%), 10/15/2010	751,477
1,000,000	Louisiana PFA, Revenue Bonds, (Series A), 5.00%, (Original Issue Yield: 4.49%), 5/15/2012[3]	1,029,900
215,000	Louisiana PFA, Hospital Revenue, Refunding Revenue Bonds, 5.00%, (Louisiana Health System Corporate Project), (FSA INS), (Original Issue Yield: 5.10%), 10/1/2013	221,493
1,000,000	Louisiana PFA, Refunding Revenue Bonds, (Series A), 5.00%, (Tulane University, LA), (AMBAC INS), (Original Issue Yield: 5.15%), 7/1/2022	1,056,320
1,000,000	Louisiana PFA, Revenue Bonds, 5.00%, (FSA INS), (Original Issue Yield: 5.38%), 8/1/2017	1,030,500
1,000,000	Louisiana PFA, Revenue Refunding Bonds, 5.45%, (AMBAC INS), (Original Issue Yield: 5.45%), 2/1/2013	1,005,990
1,795,000	Louisiana PFA, Revenue Refunding Bonds, (Series A), 6.75%, (Bethany Home Project), (FHA GTD), 8/1/2025	1,796,526
1,045,000	Louisiana PFA, Revenue Refunding Bonds, (Series A), 5.13%, (Tulane University, LA), (Original Issue Yield: 5.25%), 7/1/2027	1,109,591
650,000	Louisiana Stadium & Expo District Revenue, Refunding Bonds, (Series C), 3.75%, (FGIC INS), 7/1/20362, [4]	650,000
785,000	Louisiana State Military Department, Revenue Bonds, 5.00%, (Original Issue Yield: 4.40%), 8/1/2012	813,205
1,000,000	Louisiana State Office Facilities, Refunding Revenue Bonds, 4.70%, (MBIA INS), (Original Issue Yield: 4.79%), 11/1/2022	1,003,180
1,000,000	Louisiana State Office Facilities, Refunding Revenue Bonds, 4.75%, (MBIA INS), (Original Issue Yield: 4.88%), 11/1/2023	1,003,920
1,500,000	Louisiana State Offshore Term Authority Deepwater Port Revenue, Loop LLC Project, 5.00%, (Original Issue Yield 4.45%), 10/1/2020	1,522,035
1,655,000	Louisiana State University and Agricultural and Mechanical College Board, (Auxiliary Series A), 5.00%, (AMBAC INS), (Original Issue Yield: 3.76%), 7/1/2015	1,765,835
600,000	Louisiana State, GO, (Series A), 5.00%, (FGIC INS), (Original Issue Yield: 5.23%), 11/15/2015	623,802
1,000,000	Louisiana State, GO, (Series B), 5.00%, (CIFG), (Original Issue Yield: 4.43%), 7/15/2018	1,055,660
970,000	New Orleans, LA, Home Mortgage Authority, Special Obligation Revenue Bonds, 6.25%, (United States Treasury/REFCO Strips COL), (Original Issue Yield: 6.52%), 1/15/2011	1,034,379
790,000	Ouachita Parish, LA, East Ouachita Parish School District, GO UT, 5.75%, (FGIC INS), (Original Issue Yield: 5.78%), 3/1/2020	828,813
780,000	Ouachita Parish, LA, East Ouachita Parish School District, GO UT, 5.75%, (FGIC INS), (Original Issue Yield: 5.81%), 3/1/2021	818,321

Annual Report

Capital One Louisiana Municipal Fund—Portfolio of Investments (continued)

As of August 31, 2007

Principal Amount($)	Security Description	Value($)
MUNICIPAL BONDS—continued
	Louisiana—continued
1,020,000	Ouachita Parish, LA, East Ouachita Parish School District, GO UT, 5.75%, (FGIC INS), (Original Issue Yield: 5.85%), 3/1/2024	1,070,113
2,500,000	Rapides Parish, LA, Industrial Development, Refunding Revenue Bonds, 5.88%, (AMBAC INS), (Original Issue Yield: 5.95%), 9/1/2029	2,630,975
1,000,000	Shreveport LA, (Series B), 39,445.55%, (FSA INS), (Original Issue Yield: 3.96%), 3/1/2016	1,067,890
1,000,000	Shreveport LA, (Series A), 5.00%, (MBIA INS), (Original Issue Yield: 3.91%), 5/1/2018	1,052,720
1,000,000	Shreveport LA, GO UT Public Improvement Bonds, 5.00%, (FGIC INS), 3/1/2017	1,019,210
500,000	State Charles Parish, LA, Consolidated Waterworks & Wastewater District No 1, (Series A), 5.00%, (AMBAC INS), (Original Issue Yield: 4.07%), 7/1/2019	524,115
1,000,000	State Tammany Parish, LA, Sales Tax, Jail, 5.00%, (CIFG INS), (Original Issue Yield: 3.98%), 4/1/2018	1,064,500

TOTAL MUNICIPAL BONDS (identified cost $48,930,375)		49,548,507

MUTUAL FUND—0.0%
18,266	Goldmam Sachs ILA Tax-Free Instruments, 3.77%[2]	18,266

TOTAL MUTUAL FUND (identified cost $18,266)		18,266

TOTAL INVESTMENTS—101.4% (identified cost $48,948,641)		49,566,773
OTHER ASSETS AND LIABILITES-NET—(1.4)%		(702,892)

NET ASSETS—100.0%		$48,863,881

1	Securities that are subject to the federal alternative minimum tax (AMT) represent 1.69% of the Fund’s portfolio calculated based upon total market value.
2	Rate disclosed is as of August 31, 2007.
3	Represents a security purchased on a when-issued basis. At August 31, 2007, the total cost of investments purchased on a when-issued basis was $1,021,220.
4	Represents all or portion of the security was pledged as collateral for when-issued securities.

AMBAC—American Municipal Bond Insurance Corp.

AMT—Subject to alternative minimum tax

CIFG—County IXIS Financial Guaranty

COL—Collateralized

FGIC—Financial Guaranty Insurance Co.

FHA—Federal Housing Administration

FNMA—Federal National Mortgage Association

FSA—Federal Security Assurance

GNMA—Government National Mortgage Association

GO—General Obligation

GTD—Guaranteed

INS—Insured

LLC—Limited Liability Co.

MBIA—Municipal Bond Insurance Organization

PFA—Public Facility Authority

UT—Unlimited Tax

(See Notes to Financial Statements)

Annual Report

Capital One Mid Cap Equity Fund—Portfolio of Investments Summary Table (Unaudited)

At August 31, 2007, the Fund’s sector composition was as follows:

Sector	Percentage of Total Net Assets
Finance	12.6%
Producer Manufacturing	8.0%
Retail Trade	7.4%
Utilities	6.5%
Health Technology	5.3%
Energy Minerals	4.9%
Commercial Services	4.6%
Industrial Services	4.0%
Distribution Services	3.4%
Communications	3.3%
Process Industries	3.3%
Technology Services	3.3%
Electronic Technology	3.0%
Transportation	3.0%
Consumer Non-Durables	2.9%
Consumer Services	2.7%
Insurance	2.6%
Non-Energy Minerals	1.4%
Banks	1.1%
Health Services	0.9%
Airlines	0.6%
Publishing	0.6%
Cash Equivalents[1]	14.5%
Other Assets and Liabilities-Net[2]	0.1%
TOTAL	100.0%

1	Cash Equivalents include any investments in money market mutual funds.
2	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Annual Report

Capital One Mid Cap Equity Fund—Portfolio of Investments

As of August 31, 2007

Shares	Security Description	Value($)
COMMON STOCKS—85.4%
	Airlines—0.6%
30,700	Continental Airlines, Inc., Class B1	1,021,082

	Banks—1.1%
30,700	Comerica, Inc	1,712,446

	Commercial Services—4.6%
24,400	Catalina Marketing Corp.[1]	761,768
14,700	Dun & Bradstreet Corp	1,433,985
104,200	IKON Office Solutions, Inc	1,462,968
146,900	SEI Investments Co.	3,726,853

		7,385,574

	Communications—3.3%
6,400	CenturyTel, Inc.	307,072
60,000	CommScope, Inc.[1]	3,396,000
180,000	RF Micro Devices, Inc.[1]	1,071,000
8,200	Telephone and Data System, Inc	530,950

		5,305,022

	Consumer Non-Durables—2.9%
36,800	American Greetings Corp., Class A	910,432
31,500	Hormel Foods Corp	1,122,345
20,400	International Flavors & Fragrances, Inc	1,024,692
3,800	Molson Coors Brewing Co	339,948
35,000	NBTY, Inc.[1]	1,284,500

		4,681,917

	Consumer Services—2.7%
44,800	Bob Evans Farms, Inc	1,494,976
227,000	Service Corp. International	2,773,940

		4,268,916

	Distribution Services—3.4%
76,500	Avnet, Inc.[1]	3,007,215
10,200	Grainger (W.W.), Inc.	934,422
79,500	Ingram Micro, Inc., Class A1	1,561,380

		5,503,017

	Electronic Technology—3.0%
33,800	MEMC Electronic Materials, Inc.[1]	2,075,996
150,000	Semtech Corp.	2,676,000

		4,751,996

	Energy Minerals—4.9%
75,000	Cabot Oil & Gas Corp., Class A	2,500,500
37,100	Global Industries Ltd.[1]	897,078
70,000	Tesoro Petroleum Corp.	3,453,100
20,400	Unit Corp.[1]	1,000,824

		7,851,502

	Finance—12.6%
59,600	American Capital Strategies Ltd.	2,460,884
51,000	Assurant, Inc.	2,628,540
32,900	Bank of Hawaii Corp	1,691,389
91,900	CB Richard Ellis Services, Inc.[1]	2,712,888
15,700	Edwards (AG), Inc.	1,312,206
43,900	Hospitality Properties Trust, REIT	1,732,294
154,600	HRPT Properties Trust, REIT	1,511,988
7,500	Jones Lang LaSalle, Inc.	837,600
51,000	Plum Creek Timber Co., Inc.	2,138,430
23,900	PMI Group, Inc	757,152
24,500	Ryder System, Inc.	1,341,375
30,100	Wilmington Trust Corp	1,207,010

		20,331,756

	Health Services—0.9%
25,000	Coventry Health Care, Inc.[1]	1,434,250

	Health Technology—5.3%
71,200	Applera Corp	2,250,632
16,400	Charles River Laboratories International, Inc.[1]	860,672
37,900	Hillenbrand Industries, Inc.	2,181,145
38,900	ImClone Systems, Inc.[1]	1,324,934
30,700	Techne Corp.[1]	1,934,407

		8,551,790

	Industrial Services—4.0%
169,100	Allied Waste Industries, Inc.[1]	2,159,407
7,100	Fluor Corp	902,765
62,000	Granite Construction, Inc.	3,375,280

		6,437,452

	Insurance—2.6%
55,100	American Financial Group, Inc.	1,553,820
40,900	Humana, Inc.[1]	2,621,281

		4,175,101

	Non-Energy Minerals—1.4%
52,400	Steel Dynamics, Inc	2,273,112

	Process Industrials—3.3%
49,700	Airgas, Inc	2,297,134
81,700	Celanese Corp	2,934,664

		5,231,798

	Producer Manufacturing—8.0%
50,000	Cooper Tire & Rubber Co	1,222,000
40,000	Cummins, Inc	4,736,800
12,600	Energizer Holdings, Inc.[1]	1,334,718
14,000	Goodrich Corp.	884,240
61,200	Joy Global, Inc.	2,655,468
37,100	Pactiv Corp.[1]	1,085,175
33,600	TRW Automotive Holdings Corp.[1]	1,026,816

		12,945,217

	Publishing—0.6%
30,700	Scholastic Corp.[1]	1,046,256

	Retail Trade—7.4%
84,300	American Eagle Outfitters, Inc.	2,177,469
74,300	Family Dollar Stores, Inc	2,175,504
51,000	Mattel, Inc.	1,103,130
41,500	Mens Wearhouse, Inc	2,103,220
15,000	Phillips-Van Heusen Corp	873,450
78,300	Ross Stores, Inc.	2,179,089
18,000	Ruddick Corp.	586,440

Annual Report

Capital One Mid Cap Equity Fund—Portfolio of Investments (continued)

As of August 31, 2007

Shares	Security Description	Value($)
COMMON STOCKS—continued
	Retail Trade—continued
40,900	Steelcase, Inc., Class A	721,476

		11,919,778

	Technology Services—3.3%
45,900	BMC Software, Inc.[1]	1,405,458
28,700	Computer Sciences Corp.[1]	1,605,765
98,300	Sybase, Inc.[1]	2,265,815

		5,277,038

	Transportation—3.0%
35,800	Con-way, Inc.	1,735,584
48,300	Tidewater, Inc.	3,161,235

		4,896,819

	Utilities—6.5%
51,000	Allete, Inc.	2,147,610
50,300	Energen Corp.	2,701,110
87,200	MDU Resources Group, Inc	2,358,760
60,000	Northeast Utilities	1,659,000
40,700	NRG Energy, Inc.[1]	1,550,263

		10,416,743

TOTAL COMMON STOCKS (identified cost $117,035,265)		137,418,582

MUTUAL FUND—0.2%
249,171	Fidelity Institutional Cash Treasury Money Market Fund–I Shares, 4.78%[2]	249,171

TOTAL MUTUAL FUND (identified cost $249,171)		249,171

EXCHANGE TRADED FUNDS—10.0%
93,800	iShares S&P MidCap 400 Index Fund	8,062,110
51,400	Standard & Poor’s MidCap 400 Depositary Receipts	8,072,884

TOTAL EXCHANGE TRADED FUNDS (identified cost $16,134,994)		16,134,994

Principal Amount($)	Security Description	Value($)
REPURCHASE AGREEMENT—4.3%
7,000,000	Morgan Stanley & Co., 5.24%, 9/4/2007 (Proceeds at maturity $7,004,076, collaterized by a U.S. Government Agency security with a maturity of 11/13/2014, value $7,142,000).	7,000,000

TOTAL REPURCHASE AGREEMENT (identified cost $7,000,000)		7,000,000

TOTAL INVESTMENTS—99.9% (identified cost $141,264,680)		160,802,747
OTHER ASSETS AND LIABILITIES-NET—0.1%		154,037

TOTAL NET ASSETS—100.0%		$160,956,784

1	Non-income producing security
2	Rate disclosed is as of August 31, 2007.

REIT—Real Estate Investment Trust

(See Notes to Financial Statements)

Annual Report

Capital One Total Return Bond Fund—Portfolio of Investments Summary Table (Unaudited)

At August 31, 2007, the Fund’s sector composition was as follows:

Sector	Percentage of Total Net Assets
Mortgage Backed Securities[1]	35.6%
Corporate Bonds	19.0%
Government Agencies	17.3%
Commercial Mortgage Backed Securities	15.5%
U.S. Treasury and Agency Securities	10.0%
Cash Equivalents[2]	4.0%
Other Assets and Liabilities-Net[3]	(1.4)%
TOTAL	100.0%

1	For purposes of the table, mortgage-backed securities include mortgage-backed securities guaranteed by Government Sponsored Entities (GSEs) and adjustable rate mortgage-backed securities.
2	Cash Equivalents include any investments in money market mutual funds.
3	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Annual Report

Capital One Total Return Bond Fund—Portfolio of Investments

As of August 31, 2007

Principal Amount($)	Security Description	Value($)
COMMERCIAL MORTGAGE BACKED SECURITIES—15.5%
	Banks—11.4%
1,000,000	Banc of America Commercial Mortgage, Inc. 2004-6, Class A2, 4.16%, 12/10/2042	976,667
1,000,000	Banc of America Commercial Mortgage, Inc. 2006-1, Class A3A, 5.45%, 9/10/2045	993,460
2,000,000	Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3, Class A2, 5.56%, 10/15/2048	2,004,454

		3,974,581

	Finance—4.1%
1,517,573	First Horizon Mortgage Pass-Through Trust 2004-3, Class 2A1, 4.56%, 6/25/2019	1,450,706

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (identified cost $5,436,550)		5,425,287

CORPORATE BONDS—19.0%
	Airlines—1.5%
500,000	Southwest Airlines Co., 6.50%, 3/1/2012	516,929

	Banks—1.4%
500,000	Bank of America Corp., 5.75%, 8/15/2016	497,537

	Communications—1.7%
625,000	Verizon Virginia, Inc., 4.63%, 3/15/2013	599,696

	Consumer Non-Durables—1.8%
400,000	Anheuser-Busch Cos., Inc., 4.95%, 1/15/2014	389,449
250,000	Kimberly-Clark Corp., 5.00%, 8/15/2013	245,168

		634,617

	Finance—5.9%
400,000	American International Group, Inc., 5.05%, 10/1/2015	383,142
400,000	CIT Group, Inc., 5.40%, 1/30/2016	347,222
400,000	Citigroup, Inc., 5.00%, 9/15/2014	383,550
500,000	HSBC Finance Corp., 5.00%, 6/30/2015	470,701
500,000	Morgan Stanley, Sub. Note, 4.75%, 4/1/2014	468,056

		2,052,671

	Health Services—0.7%
250,000	Abbott Laboratories, 5.88%, 5/15/2016	254,743

	Health Technology—1.4%
500,000	Genentech, Inc., Note, 4.75%, 7/15/2015	477,393

	Producer Manufacturing—1.4%
500,000	Caterpillar, Inc., 5.70%, 8/15/2016	499,114

	Retail Trade—1.1%
400,000	Home Depot, Inc., 5.25%, 12/16 /2013	386,718

	Technology Services—2.1%
250,000	Hewlett-Packard Co., 5.40%, 3/1/2017	246,808
500,000	Oracle Corp., 5.25%, 1/15/2016	488,897

		735,705

TOTAL CORPORATE BONDS (identified cost $6,758,256)		6,655,123

GOVERNMENT AGENCIES—17.3%
	Federal Farm Credit Bank—2.9%
1,000,000	5.10%, 8/5/2013	1,011,730

	Federal Home Loan Mortgage Corporation—11.3%
500,000	5.00%, 4/18/2017	497,554
2,000,000	5.25%, 4/3/2012	2,010,538
1,400,000	5.50%, 8/20/2012	1,444,748

		3,952,840

	Federal National Mortgage Association—3.1%
1,000,000	7.13%, 6/15/2010	1,062,287

TOTAL GOVERNMENT AGENCIES (identified cost $5,908,791)		6,026,857

MORTGAGE BACKED SECURITIES—35.6%
	Federal Home Loan Mortgage Corporation 15 Year—8.4%
2,008,359	Pool G12410, 5.00%, 5/1/2021[1]	1,962,124
992,699	Pool G18195, 5.50%, 7/1/2022[1]	987,120

		2,949,244

	Federal Home Loan Mortgage Corporation 20 Year—3.5%
1,237,729	Pool C91030, 5.50%, 5/1/2027[1]	1,219,670

	Federal Home Loan Mortgage Corporation 30 Year—8.6%
1,044,738	Pool G03050, 5.00%, 7/1/2037[1]	993,426
989,734	Pool G08192, 5.50%, 4/1/2037[1]	966,795
1,058,285	Pool G08003, 6.00%, 7/1/2034[1]	1,060,246

		3,020,467

	Federal National Mortgage Association 30 Year—13.7%
997,685	Pool 797659, 5.00%, 9/1/2035[1]	949,995
500,000	TBA, 5.00%, 9/15/2036[1,3]	475,235
2,057,466	Pool 817423, 5.50%, 8/1/2035[1]	2,011,676
911,462	Pool 937392, 5.50%, 6/1/2037[1]	890,338
451,123	Pool 888021, 6.00%, 12/1/2036[1]	450,811
755	Pool 85131, 11.00%, 5/1/2017[1]	821

		4,778,876

Annual Report

Capital One Total Return Bond Fund—Portfolio of Investments (continued)

As of August 31, 2007

Principal Amount($) or Shares	Security Description	Value($)
MORTGAGE BACKED SECURITIES—continued
	Government National Mortgage Association 15 Year—0.1%
41,325	Pool 420153, 7.00%, 9/15/2010[1]	42,304

	Government National Mortgage Association 30 Year—1.3%
22,540	Pool 345031, 7.00%, 10/15/2023[1]	23,527
29,336	Pool 345090, 7.00%, 11/15/2023[1]	30,621
20,208	Pool 360772, 7.00%, 2/15/2024[1]	21,091
18,061	Pool 302101, 7.00%, 6/15/2024[1]	18,850
11,796	Pool 404653, 7.00%, 9/15/2025[1]	12,320
21,819	Pool 408884, 7.00%, 9/15/2025[1]	22,790
10,527	Pool 410108, 7.00%, 9/15/2025[1]	10,996
21,425	Pool 415865, 7.00%, 9/15/2025[1]	22,379
65,480	Pool 418781, 7.00%, 9/15/2025[1]	68,394
50,758	Pool 420157, 7.00%, 10/15/2025[1]	53,016
90,156	Pool 415427, 7.50%, 8/15/2025[1]	94,621
11,090	Pool 168511, 8.00%, 7/15/2016[1]	11,668
1,746	Pool 174673, 8.00%, 8/15/2016[1]	1,837
6,563	Pool 177145, 8.00%, 1/15/2017[1]	6,918
3,876	Pool 212660, 8.00%, 4/15/2017[1]	4,086
2,827	Pool 217533, 8.00%, 5/15/2017[1]	2,980
20,219	Pool 216950, 8.00%, 6/15/2017[1]	21,314
5,566	Pool 291100, 9.00%, 5/15/2020[1]	6,003
2,729	Pool 147875, 10.00%, 3/15/2016[1]	3,073
2,235	Pool 253449, 10.00%, 10/15/2018[1]	2,525
373	Pool 279619, 10.00%, 9/15/2019[1]	423

		439,432

TOTAL MORTGAGE BACKED SECURITIES (identified cost $12,566,402)		12,449,993

U.S. TREASURY OBLIGATIONS—10.0%
	U.S. Treasury Bonds—0.6%
225,000	4.50%, 2/15/2036	213,346

	U.S. Treasury Notes—9.4%
500,000	4.63%, 7/31/2012	508,164
2,000,000	4.63%, 11/15/2016	2,013,438
750,000	4.75%, 5/15/2014	767,227

		3,288,829

TOTAL U.S. TREASURY OBLIGATIONS (identified cost $3,460,718)		3,502,175

MUTUAL FUND—1.3%
452,772	Fidelity Institutional Cash Treasury Money Market Fund–I Shares, 4.78%[2]	452,772

TOTAL MUTUAL FUND (identified cost $452,772)		452,772

Principal Amount($)	Security Description	Value($)
REPURCHASE AGREEMENT—2.7%
950,000	Morgan Stanley & Co., 5.20%, 9/13/2007 (Proceeds at maturity $952,058, collaterized by a U.S. Government Agency security with a maturity of 7/21/2025, value $972,000)[4].	950,000

TOTAL REPURCHASE AGREEMENT (identified cost $950,000)		950,000

TOTAL INVESTMENTS—101.4% (identified cost $35,533,489)		35,462,207
OTHER ASSETS AND LIABILITIES-NET—(1.4)%		(491,646)

NET ASSETS—100.0%		$34,970,561

1	Because of monthly principal payments, the average lives of certain government securities are less than the indicated periods.
2	Rate disclosed is as of August 31, 2007.
3	Represents a security purchased on a when-issued basis. At August 31, 2007, the total cost of investments purchased on a when-issued basis was $475,664.
4	Represents all or portion of the security was pledged as collateral for when-issued securities.

TBA —	Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

(See Notes to Financial Statements)

Annual Report

Capital One U.S. Government Income Fund—Portfolio of Investments Summary Table (Unaudited)

At August 31, 2007, the Fund’s sector composition was as follows:

Sector	Percentage of Total Net Assets
U.S. Government Agency Securities	36.6%
Mortgage Backed Securities[1]	28.7%
U.S. Treasury Notes	21.6%
Commercial Mortgage Backed Securities	9.4%
Corporate Bonds	2.5%
Other Assets and Liabilities-Net[3]	0.8%
Cash Equivalents[2]	0.4%
TOTAL	100.0%

1	For purposes of the table, mortgage-backed securities include mortgage-backed securities guaranteed by Government Sponsored Entities (GSEs) and adjustable rate mortgage-backed securities.
2	Cash Equivalents include any investments in money market mutual funds.
3	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Annual Report

Capital One U.S. Government Income Fund—Portfolio of Investments

As of August 31, 2007

Principal Amount($)	Security Description	Value($)
COMMERCIAL MORTGAGE BACKED SECURITIES—9.4%
1,000,000	Banc of America Commercial Mortgage, Inc. 2004-6, Class A2, 4.16%, 12/10/2042	976,667
1,000,000	Citigroup/Deutsche Bank Commercial Mortgage 2006- CD2, Class A4, 5.54% , 1/15/2046[1]	984,593
1,000,000	GE Capital Commercial Mortgage Corp. 2005-C1, Class A2, 4.35%, 6/10/2048	977,697
2,500,000	Merrill Lynch Mortgage Investors Trust 1998-C1, Class A3, 6.72%, 11/15/2026	2,616,613
2,000,000	Morgan Stanley Capital I 2005-HQ6, Class A4A, 4.99%, 8/13/2042	1,927,951
1,000,000	Morgan Stanley Capital I 2006-HQ9, Class A4, 5.73%, 7/12/2044	1,004,947

COMMERCIAL MORTGAGE BACKED SECURITIES (identified cost $8,440,860)		8,488,468

CORPORATE BONDS—2.5%
	Finance—2.5%
2,250,000	General Electric Capital Corp., (Series A), MTN, 5.50%, 11/15/2011	2,247,151

TOTAL CORPORATE BONDS (identified cost $2,250,000)		2,247,151

GOVERNMENT AGENCIES—36.6%
	Federal Farm Credit Bank—1.1%
500,000	5.38%, 12/5/2013	499,018
500,000	6.63%, 8/8/2022	500,749

		999,767

	Federal Home Loan Bank—4.5%
1,500,000	5.30%, 11/16/2009	1,501,515
500,000	5.50%, 11/3/2009	500,506
500,000	5.50%, 4/30/2012	500,024
1,500,000	5.80%, 9/2/2008	1,512,874

		4,014,919

	Federal Home Loan Mortgage Corporation—15.5%
231,000	5.13%, 7/15/2012	234,923
1,000,000	5.25%, 11/20/2009	1,001,037
1,250,000	5.25%, 12/14/2011	1,251,920
1,000,000	5.38%, 2/8/2010	1,002,355
1,000,000	5.40%, 2/2/2012	1,007,397
1,000,000	5.45%, 11/21/2013	1,003,246
1,000,000	5.50%, 11/16/2011	1,001,595
1,000,000	5.50%, 11/28/2011	1,001,566
1,000,000	5.50%, 12/27/2011	1,001,494
2,000,000	5.55%, 1/9/2012	2,004,854
1,000,000	6.00%, 6/21/2012	1,000,621
1,000,000	6.00%, 6/5/2015	1,005,031
500,000	6.00%, 1/4/2017	500,747
1,000,000	6.00%, 6/5/2017	1,003,297

		14,020,083

	Federal National Mortgage Association—15.5%
500,000	5.38%, 6/12/2017	510,576
500,000	5.50%, 1/23/2012	501,395
1,000,000	5.55%, 2/16/2017	1,002,016
2,000,000	5.60%, 2/8/2016	2,005,032

	Federal National Mortgage Association—continued
170,000	5.60%, 2/1/2017	170,660
1,000,000	5.68%, 11/27/2015	1,001,829
3,200,000	5.75%, 2/15/2008	3,206,682
1,000,000	5.80%, 9/8/2016	1,004,448
2,118,000	6.00%, 5/15/2011	2,208,720
850,000	6.00%, 8/29/2016	852,313
1,000,000	6.00%, 3/15/2017	1,001,221
500,000	6.38%, 6/15/2009	513,775

		13,978,667

TOTAL GOVERNMENT AGENCIES (identified cost $32,933,940)		33,013,436

MORTGAGE BACKED SECURITIES—28.7%
	Federal Home Loan Mortgage Corporation 15 Year—4.7%
564,360	Pool B14297, 5.00%, 12/1/2019[2]	552,057
389,603	Pool G18150, 5.00%, 9/1/2021[2]	380,590
894,570	Pool J02868, 5.50%, 7/1/2021[2]	889,510
275,643	Pool J03253, 6.00%, 8/1/2021[2]	278,538
2,038,273	Pool G12397, 6.00%, 9/1/2021[2]	2,059,677
44,505	Pool 294383, 8.75%, 2/1/2017[2]	46,649
2,409	Pool 170170, 9.00%, 6/1/2016[2]	2,575
69	Pool 170193, 9.00%, 9/1/2016[2]	74
343	Pool 170196, 9.00%, 10/1/2016[2]	367
2,916	Pool 170210, 9.00%, 1/1/2017[2]	3,129
8,925	Pool 360029, 10.00%, 6/1/2018 [2]	9,961

		4,223,127

	Federal Home Loan Mortgage Corporation 30 Year—2.9%
529,143	Pool G08003, 6.00%, 7/1/2034[2]	530,123
982,237	Pool A49495, 6.00%, 6/1/2036[2]	981,845
662,317	Pool A52051, 6.00%, 9/1/2036[2]	662,053
441,887	Pool A54588, 6.50%, 5/1/2036[2]	448,657

		2,622,678

	Federal National Mortgage Association 15 Year—12.9%
80,196	Pool 254325, 5.00%, 4/1/2009[2]	80,093
82,637	Pool 689624, 5.00%, 6/1/2018[2]	80,967
497,245	Pool 697947, 5.00%, 12/1/2018[2]	487,198
66,912	Pool 750523, 5.00%, 1/1/2019[2]	65,560
101,852	Pool 777337, 5.00%, 4/1/2019[2]	99,641
103,342	Pool 786153, 5.00%, 7/1/2019[2]	101,098
76,971	Pool 802009, 5.00%, 11/1/2019[2]	75,300
96,899	Pool 810968, 5.00%, 4/1/2020[2]	94,672
488,932	Pool 825344, 5.00%, 5/1/2020[2]	477,698
58,791	Pool 813971, 5.00%, 5/1/2020[2]	57,440
4,539,640	Pool 829075, 5.00%, 9/1/2020[2]	4,435,332
130,795	Pool 601180, 5.50%, 10/1/2016[2]	130,555
111,268	Pool 631364, 5.50%, 2/1/2017[2]	111,065
153,860	Pool 254473, 5.50%, 10/1/2017[2]	153,465
83,400	Pool 675251, 5.50%, 12/1/2017[2]	83,186
93,646	Pool 688784, 5.50%, 3/1/2018[2]	93,406
123,684	Pool 725068, 5.50%, 1/1/2019[2]	123,366
4,030,783	Pool 745562, 5.50%, 4/1/2021[2]	4,009,827
78,466	Pool 887245, 5.50%, 7/1/2021[2]	78,023
385,854	Pool 256297, 6.00%, 6/1/2016[2]	390,562
394,213	Pool 845502, 6.00%, 6/1/2021[2]	398,586
20,940	Pool 313707, 7.00%, 8/1/2012[2]	21,633

		11,648,673

Annual Report

Capital One U.S. Government Income Fund—Portfolio of Investments (continued)

As of August 31, 2007

Principal Amount($)	Security Description	Value($)
MORTGAGE BACKED SECURITIES—continued
	Federal National Mortgage Association 30 Year—5.0%
976,767	Pool 725690, 6.00%, 8/1/2034[2]	978,241
795,951	Pool 735503, 6.00%, 4/1/2035[2]	798,211
379,700	Pool 896530, 6.00%, 8/1/2036[2]	379,437
368,620	Pool 887836, 6.00%, 9/1/2036[2]	368,365
979,479	Pool 888421, 6.00%, 6/1/2037[2]	978,612
58,662	Pool 253662, 6.50%, 1/1/2008[2]	59,131
425,966	Pool 771178, 6.50%, 3/1/2034[2]	433,943
303,644	Pool 255673, 6.50%, 3/1/2035[2]	308,751
75,804	Pool 254093, 7.00%, 12/1/2031[2]	78,655
81,518	Pool 591249, 7.50%, 7/1/2031[2]	85,607
15,327	Pool 102873, 9.50%, 8/1/2020[2]	16,788

		4,485,741

	Government National Mortgage Association 15 Year—0.1%
16,506	Pool 427552, 6.50%, 2/15/2017[2]	16,886
110,315	Pool 780052, 7.00%, 12/15/2008[2]	111,106
3,206	Pool 405378, 7.00%, 11/15/2009[2]	3,259
18,832	Pool 405476, 7.00%, 9/15/2010[2]	19,278

		150,529

	Government National Mortgage Association 30 Year—3.1%
1,168,141	Pool 615486, 5.50%, 7/15/2034[2]	1,149,410
37,178	Pool 609007, 5.50%, 8/15/2036[2]	36,552
458,148	Pool 630826, 6.00%, 8/15/2034[2]	461,017
27,989	Pool 634338, 6.00%, 8/15/2034[2]	28,164
42,164	Pool 654911, 6.00%, 5/15/2036[2]	42,381
51,593	Pool 502638, 6.50%, 4/15/2029[2]	52,785
152,416	Pool 357260, 7.00%, 9/15/2023[2]	159,090
108,857	Pool 2933, 7.00%, 6/20/2030[2]	113,298
65,191	Pool 569622, 7.00%, 2/15/2032[2]	67,987
59,674	Pool 552475, 7.00%, 3/15/2032[2]	62,234
38,831	Pool 329790, 7.50%, 10/15/2022[2]	40,679
35,027	Pool 345096, 7.50%, 3/15/2026[2]	36,761
61,629	Pool 424000, 7.50%, 9/15/2026[2]	64,680
29,378	Pool 2839, 7.50%, 11/20/2029[2]	30,695
37,417	Pool 2853, 7.50%, 12/20/2029[2]	39,093
25,359	Pool 3011, 7.50%, 12/20/2030[2]	26,486
70,401	Pool 297829, 8.00%, 1/15/2022[2]	74,586
58,779	Pool 319358, 8.00%, 4/15/2022[2]	62,274
46,675	Pool 328183, 8.00%, 8/15/2022[2]	49,450
48,625	Pool 422007, 8.00%, 10/15/2029[2]	51,666
20,175	Pool 2868, 8.00%, 1/20/2030[2]	21,367
23,031	Pool 2884, 8.00%, 2/20/2030[2]	24,391
26,862	Pool 2897, 8.00%, 3/20/2030[2]	28,449
9,989	Pool 1956, 8.50%, 2/20/2025[2]	10,767
16,705	Pool 288103, 9.00%, 2/15/2020[2]	18,015
17,844	Pool 290127, 9.50%, 6/15/2020[2]	19,515

		2,771,792

TOTAL MORTGAGE BACKED SECURITIES (identified cost $26,080,907)		25,902,540

Principal Amount or Shares($)	Security Description	Value($)
U.S. TREASURY OBLIGATIONS—21.6%
	U.S. Treasury Bond—1.3%
1,000,000	7.50%, 11/15/2016	1,216,172

	U.S. Treasury Notes—20.3%
1,000,000	4.50%, 11/15/2015	1,001,329
1,500,000	4.63%, 2/15/2017	1,509,024
5,000,000	4.75%, 5/15/2014	5,114,845
1,000,000	4.88%, 1/31/2009	1,008,985
500,000	4.88%, 4/30/2011	511,250
1,500,000	4.88%, 7/31/2011	1,534,923
3,500,000	5.13%, 5/15/2016	3,650,941
2,804,000	6.50%, 2/15/2010	2,952,744
1,000,000	10.38%, 11/15/2012	1,012,344

		18,296,385

TOTAL U.S. TREASURY OBLIGATIONS (identified cost $19,320,366)		19,512,557

MUTUAL FUND—0.4%
	Fidelity Institutional Cash Treasury
311,725	Money Market Fund–I Shares, 4.78%[1]	311,725

TOTAL MUTUAL FUND (identified cost $ 311,725)		311,725

TOTAL INVESTMENTS—99.2% (identified cost $ 89,337,798)		89,475,877

OTHER ASSETS AND LIABILITIES-NET—0.8%		738,207

NET ASSETS—100.0%		$90,214,084

1	Rate disclosed is as of August 31, 2007.
2	Because of monthly principal payments, the average lives of certain government securities are less than the indicated periods.

MTN—Medium Term Note

(See Notes to Financial Statements)

Annual Report

Capital One Cash Reserve Fund—Portfolio of Investments Summary Table (Unaudited)

At August 31, 2007, the Fund’s sector composition was as follows:

Sector	Percentage of Total Net Assets
Commercial Paper	81.6%
Cash Equivalents[1]	18.6%
Other Assets and Liabilities-Net[2]	(0.2)%

TOTAL	100.0%

1	Cash Equivalents include any investments in money market mutual funds.
2	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Annual Report

Capital One Cash Reserve Fund—Portfolio of Investments

As of August 31, 2007

Principal Amount($)	Security Description	Value($)
COMMERCIAL PAPER—81.6%
	Consumer Durables—4.0%
9,000,000	Toyota Motor Credit Corp., 5.29%, 9/13/2007[1]	8,984,280

	Finance—77.6%
9,500,000	American Express Co., 5.30%, 10/19/2007 [1]	9,433 ,500
11,000,000	American General Investment Co., 5.33%, 10/12/2007[1]	10,933 ,603
9,000,000	Beta Finance, 5.31%, 9/20/2007[1]	8,975,015
10,000,000	Cargill Financial Services, 5.47%, 11/20/2007[1]	9,880,000
10,500,000	Ciesco LLC, 6.07%, 9/17/2007[1]	10,471,767
9,500,000	CIT Group, Inc., 6.07%, 11/2/2007[1]	9,401,833
9,000,000	Citigroup Funding, Inc., 5.34%, 11/7/2007 [1]	8,912 ,063
9,500,000	CRC Funding, 5.90%, 10/9/2007[1]	9,441,337
9,000,000	General Electric Capital Corp., 5.28%, 9/17/2007[1]	8,979,000
9,000,000	GOVCO LLC, 5.34%, 11/2/2007[1]	8,918,315
11,000,000	HSBC Finance Corp., 5.43%, 12/5/2007[1]	10,844,701
9,500,000	Jupiter Securitization Corp., 6.03%, 9/20/2007[1]	9,469,917
9,500,000	PACCAR Financial, 5.32%, 11/26/2007[1]	9,380,854
9,000,000	Prudential Funding LLC, 5.28%, 9/6/2007[1]	8,993,437
9,500,000	Rabobank USA, 5.35% , 9/20/2007[1]	9,473,677
10,500,000	Societe General North America, Inc., 5.44%, 12/6/2007[1]	10,349,920
9,000,000	Three Rivers Funding Corp., 5.34%, 9/5/2007[1]	8,994,690
10,000,000	Wells Fargo & Co., 5.34%, 9/17/2007[1]	9,976,356

		172,829,985

TOTAL COMMERCIAL PAPER (identified cost $181,814,265)		181,814,265

Principal Amount($) or Shares	Security Description	Value($)
MUTUAL FUND—3.2%
7,085,953	Fidelity Institutional Cash Treasury Money Market Fund–I Shares, 4.78%[2]	7,085,953

TOTAL MUTUAL FUND (identified cost $7,085,953)		7,085,953

REPURCHASE AGREEMENT—15.4%
34,210,000	Morgan Stanley & Co., 5.24%, 9/4/2007 (Proceeds at maturity $34,229,918, collaterized by a U.S. Government Agency security with a maturity of 3/28/2017, value $34,895,000).	34,210,000

TOTAL REPURCHASE AGREEMENT (identified cost $34,210,000)		34,210,000

TOTAL INVESTMENTS —100.2% (identified cost $223,110,218)		223,110,218
OTHER ASSETS AND LIABILITIES-NET—(0.2)%		(335,553)

NET ASSETS—100.0%		$222,774,665

1	Rate shown represents yield to maturity.
2	Rate disclosed is as of August 31, 2007.

LLC—Limited Liability Co.

(See Notes to Financial Statements)

Annual Report

Capital One U.S. Treasury Money Market Fund—Portfolio of Investments Summary Table (Unaudited)

At August 31, 2007, the Fund’s sector composition was as follows:

Sector	Percentage of Total Net Assets
Cash Equivalents[1]	61.2%
U.S. Treasury Obligations	38.4%
Other Assets and Liabilities-Net[2]	0.4%
TOTAL	100.0%

1	Cash Equivalents include any investments in money market mutual funds.
2	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Annual Report

Capital One U.S. Treasury Money Market Fund—Portfolio of Investments

As of August 31, 2007

Principal Amount($) or Shares	Security Description	Value($)
U.S. TREASURY OBLIGATIONS—38.4%
	U.S. Treasury Notes—38.4%
20,000,000	4.25%, 10/31/2007	19,976,202
10,000,000	4.88%, 4/30/2008	10,056,794
10,000,000	5.63%, 5/15/2008	10,107,882

TOTAL U.S. TREASURY OBLIGATIONS (identified cost $40,140,878)		40,140,878

MUTUAL FUNDS—5.7%
922,456	Federated Treasury Obligation Fund, 4.75%[1]	922,456
5,000,000	Fidelity Institutional Cash Treasury Money Market Fund–I Shares, 4.78%[1]	5,000,000

TOTAL MUTUAL FUNDS (identified cost $5,922,456)		5,922,456

REPURCHASE AGREEMENT—55.5%
58,039,000	Morgan Stanley & Co., 5.02%, 9/4/2007 (Proceeds at maturity $58,071,373, collaterized by a U.S. Government Agency security with a maturity of 2/15/2019, value $59,203,000).	58,039,000

TOTAL REPURCHASE AGREEMENT (identified cost $58,039,000)		58,039,000

TOTAL INVESTMENTS —99.6% (identified cost $104,102,334)		104,102,334
OTHER ASSETS AND LIABILITIES-NET—0.4%		393,325

NET ASSETS—100.0%		$104,495,659

1	Rate disclosed is as of August 31, 2007.

(See Notes to Financial Statements)

Annual Report

Capital One Funds—Statements of Assets and Liabilities

As of August 31, 2007

	Capital Appreciation Fund		Louisiana Municipal Income Fund		Mid Cap Equity Fund		Total Return Bond Fund
Assets:
Investments in repurchase agreements	$—		$—		$7,000,000		$950,000
Investments in securities	175,674,007		49,566 ,773		153,802,747		34,512,207

Total investments in securities, at value	175,674,007		49,566 ,773		160,802,747		35,462,207
Cash	—		—		1		—
Income receivable	218,796		675,709		147,587		301,533
Receivable for investments sold	656,493		—		—		488,828
Receivable for shares sold	91,686		—		63,752		279
Prepaid and other expenses	6,818		3,117		4,765		2,725

Total assets	176,647,800		50,245,599		161,018,852		36,255,572

Liabilities:
Payable for investments purchased	—		1,021,220		—		1,212,778
Payable for shares redeemed	725,698		340,729		42,078		51,168
Payable for master services fees (Note 5)	10,799		6,881		7,405		3,701
Payable for compliance services fees	1,143		292		1,160		212
Payable for trustees’ fees	1,500		912		1,260		858
Accrued expenses	10,413		11,684		10,165		16,294

Total liabilities	749,553		1,381,718		62,068		1,285,011

Net Assets Consist of:
Paid-in capital	114,675,214		48,053,962		123,524,671		38,273,245
Accumulated net investment income (loss)	95,471		41,092		15,224		34,173
Accumulated net realized gain (loss) on investments	8,702,596		150,695		17,878,822		(3,265,575)
Net unrealized appreciation (depreciation) of investments	52,424,966		618,132		19,538,067		(71,282)

Total Net Assets	$175,898,247		$48,863,881		$160,956,784		$34,970,561

Net Assets:
	$171,380,098	[1]	$46,956,644	[1]	$157,805,225	[1]	$34,970,561

	$4,518,149	[2]	$1,907,237	[2]	$3,151,559	[2]	$—

Shares Outstanding, No Par Value, Unlimited Shares Authorized:
	10,583,017	[1]	4,422 ,227	[1]	8,761,606	[1]	3,746,551

	303,815	[2]	179,504	[2]	188,738	[2]	—

Total Shares Outstanding	10,886,832		4,601,731		8,950,344		3,746,551

Net Asset Value Per Share
	$16.19	[1]	$10.62	[1]	$18.01	[1]	$9.33

	$14.87	[2]	$10.63	[2]	$16.70	[2]	$—

Offering Price Per Share[3]
	$16.95	[1,4]	$10.95	[1,5]	$18.86	[1,4]	$9.62 [5]

	$14.87	[2]	$10.63	[2]	$16.70	[2]	$—

Redemption Proceeds Per Share[6]
	$16.19	[1]	$10.62	[1]	$18.01	[1]	$9.33

	$14.05	[2,7]	$10.05	[2,7]	$15.78	[2,7]	$—

Investments, at identified cost	$123,249,041		$48,948,641		$141,264,680		$35,533,489

1	Represents Class A Shares.
2	Represents Class B Shares.
3	See “What Do Shares Cost” in the Prospectus.
4	Computation of Offering Price: 100/95.50 of net asset value.
5	Computation of Offering Price: 100/97 of net asset value.
6	See “How to Redeem and Exchange Shares” in the Prospectus.
7	Computation of Redemption Proceeds (assumes maximum contingent deferred sales charge): 94.50/100 of net asset value.

(See Notes to Financial Statements)

Annual Report

Capital One Funds—Statements of Assets and Liabilities (continued)

As of August 31, 2007

	U.S. Government Income Fund		Cash Reserve Fund		U.S. Treasury Money Market Fund
Assets:
Investments in repurchase agreements	$—		$34,210,000		$58,039,000
Investments in securities	89,475,877		188,900,218		46,063,334

Total investments in securities, at value	89,475,877		223,110,218		104,102,334
Cash	1		—		—
Income receivable	812,724		30,843		641,405
Receivable for investments sold	541		—		—
Receivable for shares sold	717		—		—
Prepaid and other expenses	3,117		11,517		4,257

Total assets	90,292,977		223,152,578		104,747,996

Liabilities:
Payable for shares redeemed	58,297		—		—
Income distribution payable	—		357,134		231,119
Payable for investment adviser fees (Note 5)	—		4		1
Payable for master services fees (Note 5)	3,948		6,496		3,941
Payable for distribution services fees (Note 5)	—		3		—
Payable for compliance services fees	538		1,092		582
Payable for trustees’ fees	1,026		1,366		1,190
Accrued expenses	15,084		11,818		15,504

Total liabilities	78,893		377,913		252,337

Net Assets Consist of:
Paid-in capital	91,818,188		222,886,820		104,523,255
Accumulated net investment income (loss)	165,280		(58)		33,670
Accumulated net realized gain (loss) on investments	(1,907,463)		(112,097)		(61,266)
Net unrealized appreciation (depreciation) of investments	138,079		—		—

Total Net Assets	$90,214,084		$222,774,665		$104,495,659

Net Assets:
	$90,214,084		$222,375,163	[1]	$104,495,659

	$—		$399,502	[2]	$—

Shares Outstanding, No Par Value, Unlimited Shares Authorized:
	9,153,718		222,485,955	[1]	104,523,264

	—		400,865	[2]	—

Total Shares Outstanding	9,153,718		222,886,820		104,523,264

Net Asset Value Per Share
	$9.86		$1.00	[1]	$1.00

	$—		$1.00	[2]	$—

Offering Price Per Share[3]
	$10.16	[5]	$1.00	[1]	$1.00

	$—		$1.00	[2]	$—

Redemption Proceeds Per Share[6]
	$9.86		$1.00	[1]	$1.00

	$—		$0.95	[2,7]	$—

Investments, at identified cost	$89,337,798		$223,110,218		$104,102,334

(See Notes to Financial Statements)

Annual Report

Capital One Funds—Statements of Operations

For the Year Ended August 31, 2007

	Capital Appreciation Fund		Louisiana Municipal Income Fund	Mid Cap Equity Fund		Total Return Bond Fund
Investment Income:
Dividends	$3,766,362		$21,847	$2,208,548		$37,103
Interest	11,924		2,511,992	31,429		2,149,666

Total income	3,778,286		2,533,839	2,239,977		2,186,769

Expenses:
Investment adviser fees (Note 5)	1,657,964		254,476	1,115,098		204,968
Master services fees (Note 5)	155,368		67,881	105,059		38,952
Administrative personnel and services fees (Note 5)	40,427		10,677	24,056		8,458
Custodian fees (Note 5)	48,237		14,696	34,708		15,000
Transfer and dividend disbursing agent fees (Note 5)	16,601		10,715	16,093		8,887
Trustees’ fees (Note 5)	41,484		10,974	26,482		8,229
Professional fees	43,267		42,774	42,915		42,460
Portfolio accounting fees (Note 5)	14,875		13,671	12,070		13,970
Distribution services fees (Note 5)	580,719	[1]	153,775 [2]	390,111	[3]	102,484
Shareholder services fees (Note 5)	14,033	[5]	6,200 [5]	9,206	[5]	—
Compliance services fees (Note 5)	12,997		3,271	9,150		2,317
Miscellaneous expenses	164,249		66,118	111,721		53,771

Total expenses	2,790,221		655,228	1,896,669		499,496
Waivers (Note 5):
Waiver of investment adviser fees	—		(129,286)	—		(130,715)
Waiver of distribution services fees	—		(54,070)[6]	—		(31,238)

Net expenses	2,790,221		471,872	1,896,669		337,543

Net investment income	988,065		2,061,967	343,308		1,849,226

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	44,587,985		99,838	17,908,614		(376,789)
Net change in unrealized appreciation (depreciation) of investments	(12,234,525)		(690,515)	(1,292,210)		259,519

Net realized and unrealized gain (loss) on investments	32,353,460		(590,677)	16,616,404		(117,270)

Change in net assets resulting from operations	$33,341,525		$1,471,290	$16,959,712		$1,731,956

1	Represents distribution services fees of $538,622 and $42,097 for Class A Shares and Class B Shares, respectively.
2	Represents distribution services fee of $135,175 and $18,600 for Class A Shares and Class B Shares, respectively.
3	Represents distribution services fee of $362,491 and $27,620 for Class A Shares and Class B Shares, respectively.
4	Represents distribution services fees of $494,331 and $2,985 for Class A Shares and Class B Shares, respectively.
5	Represents shareholder services fees for Class B Shares.
6	Represents distribution services fee waiver for Class A Shares.
7	Represents distribution services fee waiver of $296,599 and $2,985 for Class A Shares and Class B Shares, respectively.

(See Notes to Financial Statements)

Annual Report

Capital One Funds—Statements of Operations (continued)

For the Year Ended August 31, 2007

	U.S. Government Income Fund	Cash Reserve Fund		U.S. Treasury Money Market Fund
Investment Income:
Dividends	$51,105	$248,248		$174,148
Interest	4,735,110	10,305,787		6,115,971

Total income	4,786,215	10,554,035		6,290,119

Expenses:
Investment adviser fees (Note 5)	410,205	792,522		492,852
Master services fees (Note 5)	69,252	114,183		66,790
Administrative personnel and services fees (Note 5)	15,331	31,310		25,519
Custodian fees (Note 5)	22,772	44,955		29,679
Transfer and dividend disbursing agent fees (Note 5)	5,942	20,983		15,247
Trustees’ fees (Note 5)	15,009	37,265		20,567
Professional fees	41,096	42,686		42,237
Portfolio accounting fees (Note 5)	13,545	11,268		8,713
Distribution services fees (Note 5)	227,890	497,316	[4]	—
Shareholder services fees (Note 5)	—	796	[5]	—
Compliance services fees (Note 5)	5,427	11,848		6,904
Miscellaneous expenses	61,621	161,900		98,872

Total expenses	888,090	1,767,032		807,380
Waivers (Note 5):
Waiver of investment adviser fees	(219,472)	(501,563)		(124,378)
Waiver of distribution services fees	(91,155)	(299,584)[7]		—

Net expenses	577,463	965,885		683,002

Net investment income	4,208,752	9,588,150		5,607,117

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(165,583)	92		(27,107)
Net change in unrealized appreciation (depreciation) of investments	496,124	—		—

Net realized and unrealized gain (loss) on investments	330,541	92		(27,107)

Change in net assets resulting from operations	$4,539,293	$9,588,242		$5,580,010

(See Notes to Financial Statements)

Annual Report

Capital One Funds—Statements of Changes in Net Assets

	Capital Appreciation Fund				Louisiana Municipal Income Fund				Mid Cap Equity Fund
	Year Ended August 31, 2007		Year Ended August 31, 2006		Year Ended August 31, 2007		Year Ended August 31, 2006		Year Ended August 31, 2007		Year Ended August 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$988,065		$1,351,684		$2,061,967		$2,535,945		$343,308		$144,071
Net realized gain (loss) on investments	44,587,985		30,490,643		99,838		182,428		17,908,614		15,840,769
Net change in unrealized appreciation (depreciation) on investments	(12,234,525)		(15,302,059)		(690,515)		(1,445,201)		(1,292,210)		(9,722,533)

Change in net assets resulting from operations	33,341,525		16,540,268		1,471,290		1,273,172		16,959,712		6,262,307

Distributions to Shareholders:
Distributions from net investment income	(1,240,052	) [1]	(1,059,278	) [3]	(1,983,748	) [5]	(2,571,933	) [7]	(352,227	) [3]	(299,371	) [3]
Distributions from net realized gain on investments	(64,372,071	) [2]	(19,195,912	) [4]	(182,907	) [6]	(2,174,360	) [8]	(14,716,872	) [9]	(5,830,605	) [10]

Change in net assets from distributions to shareholders	(65,612,123)		(20,255,190)		(2,166,655)		(4,746,293)		(15,069,099)		(6,129,976)

Capital Transactions:
Proceeds from sales of shares	17,750,985		18,192,466		4,102,069		4,410,181		49,931,250		27,795,912
Net asset value of shares issued to shareholders in payment of distributions declared	53,492,508		15,131,260		822,386		2,536,213		10,169,565		4,212,723
Value of shares redeemed	(93,798,361)		(48,259,160)		(18,360,444)		(19,117,948)		(37,393,566)		(24,131,196)

Change in net assets from share transactions	(22,554,868)		(14,935,434)		(13,435,989)		(12,171,554)		22,707,249		7,877,439

Change in net assets	(54,825,466)		(18,650,356)		(14,131,354)		(15,644,675)		24,597,862		8,009,770
Net Assets:
Beginning of period	230,723,713		249,374,069		62,995,235		78,639,910		136,358,922		128,349,152

End of period	$175,898,247		$230,723,713		$48,863,881		$62,995,235		$160,956,784		$136,358,922

Accumulated net investment income (loss)	$95,471		$347,458		$41,092		$11,110		$15,224		$24,143

1	Represents income distributions of $1,234,863 and $5,189 for Class A Shares and Class B Shares, respectively.
2	Represents gain distributions of $62,763,926 and $1,608,145 for Class A Shares and Class B Shares, respectively.
3	Represents income distributions for Class A Shares.
4	Represents gain distributions of $18,491,565 and $704,347 for Class A Shares and Class B Shares, respectively.
5	Represents income distributions of $1,916,220 and $67,528 for Class A Shares and Class B Shares, respectively.
6	Represents gain distributions of $174,861 and $8,046 for Class A Shares and Class B Shares, respectively.
7	Represents income distributions of $2,489,284 and $82,649 for Class A Shares and Class B Shares, respectively.
8	Represents gain distributions of $2,083,572 and $90,788 for Class A Shares and Class B Shares, respectively.
9	Represents gain distributions of $14,297,687 and $419,185 for Class A Shares and Class B Shares, respectively.
10	Represents gain distributions of $5,612,365 and $218,240 for Class A Shares and Class B Shares, respectively.

(See Notes to Financial Statements)

Annual Report

Capital One Funds—Statements of Changes in Net Assets (continued)

	Total Return Bond Fund		U.S. Government Income Fund
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,849,226	$2,208,371	$4,208,752	$3,382,110
Net realized gain (loss) on investments	(376,789)	(766,233)	(165,583)	(1,406,693)
Net change in unrealized appreciation (depreciation) on investments	259,519	(1,295,950)	496,124	(205,095)

Change in net assets resulting from operations	1,731,956	146,188	4,539,293	1,770,322

Distributions to Shareholders:
Distributions from net investment income	(1,872,723)	(2,312,132)	(4,210,421)	(3,376,027)

Change in net assets from distributions to shareholders	(1,872,723)	(2,312,132)	(4,210,421)	(3,376,027)

Capital Transactions:
Proceeds from sales of shares	7,662,965	5,516,561	27,039,910	32,336,741
Net asset value of shares issued to shareholders in payment of distributions declared	1,171,275	1,618,317	1,083,174	1,100,471
Value of shares redeemed	(22,452,541)	(9,558,455)	(26,947,748)	(14,816,670)

Change in net assets from share transactions	(13,618,301)	(2,423,577)	1,175,336	18,620,542

Change in net assets	(13,759,068)	(4,589,521)	1,504,208	17,014,837

Net Assets:
Beginning of period	48,729,629	53,319,150	88,709,876	71,695,039

End of period	$34,970,561	$48,729,629	$90,214,084	$88,709,876

Accumulated net investment income (loss)	$34,173	$35,482	$165,280	$23,607

(See Notes to Financial Statements)

Annual Report

Capital One Funds—Statements of Changes in Net Assets (continued)

	Cash Reserve Fund				U.S. Treasury Money Market Fund
	Year Ended August 31, 2007		Year Ended August 31, 2006		Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$9,588,150		$7,240,599		$5,607,117	$5,944,835
Net realized gain (loss) on investments	92		(62,946)		(27,107)	(33,766)

Change in net assets resulting from operations	9,588,242		7,177,653		5,580,010	5,911,069

Distributions to Shareholders:
Distributions from net investment income	(9,589,442	) [1]	(7,239,594	) [2]	(5,607,085)	(5,912,942)

Change in net assets from distributions to shareholders	(9,589,442)		(7,239,594)		(5,607,085)	(5,912,942)

Capital Transactions:
Proceeds from sales of shares	410,299,629		417,351,463		330,451,925	968,660,552
Net asset value of shares issued to shareholders in payment of distributions declared	5,261,002		3,940,554		1,591,142	1,750,792
Value of shares redeemed	(373,015,649)		(375,742,312)		(383,838,222)	(1,018,118,120)

Change in net assets from share transactions	42,544,982		45,549,705		(51,795,155)	(47,706,776)

Change in net assets	42,543,782		45,487,764		(51,822,230)	(47,708,649)

Net Assets:
Beginning of period	180,230,883		134,743,119		156,317,889	204,026,538

End of period	$222,774,665		$180,230,883		$104,495,659	$156,317,889

Accumulated net investment income (loss)	$(58)		$1,234		$33,670	$33,638

1	Represents income distributions of $9,570,824 and $18,618 for Class A Shares and Class B Shares, respectively.
2	Represents income distributions of $7,224,338 and $15,256 for Class A Shares and Class B Shares, respectively.

(See Notes to Financial Statements)

Annual Report

Capital One Funds—Combined Notes to Financial Statements

As of August 31, 2007

(1)	ORGANIZATION

Capital One Funds (the “Trust”), organized as a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios (individually referred to as the “Fund”, or collectively as the “Funds”) which are presented herein:

Portfolio Name	Diversification	Investment Objective

Capital One Capital Appreciation Fund (“Capital Appreciation Fund”)”	diversified	provide growth of capital and income

Capital One Louisiana Municipal Income Fund (“Louisiana Municipal Income Fund”)	non-diversified	provide current income which is generally exempt from federal income tax and personal income taxes imposed by the state of Louisiana

Capital One Mid Cap Equity Fund (“Mid Cap Equity Fund”)	diversified	total return

Capital One Total Return Bond Fund (“Total Return Bond Fund”)	diversified	maximize total return

Capital One U.S. Government Income Fund (“U.S. Government Income Fund”)	diversified	provide current income

Capital One Cash Reserve Fund (“Cash Reserve Fund”)	diversified	provide current income consistent with stability of principal

Capital One U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)	diversified	provide current income consistent with stability of principal and liquidity

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. The Trust is authorized to issue an unlimited amount of shares without par value. Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund offer two classes of shares: Class A Shares and Class B Shares. All shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund have identical rights and privilege except with respect to the fees paid under the Distribution Plan, Shareholder Services Fees, voting rights on matters affecting a single class of shares and sales charges. The Class A Shares of the Capital Appreciation Fund and the Mid Cap Equity Fund have a maximum sales charge of 4.50% as a percentage of the original purchase price. The Class A Shares of the Louisiana Municipal Income Fund has a maximum sales charge of 3.00% as a percentage of the original purchase price. The Total Return Bond Fund and the U.S. Government Income Fund have a maximum front-end sales charge of 3.00% as a percentage of the original price. The Class B Shares of the Capital Appreciation Fund, the Mid Cap Equity Fund and the Louisiana Municipal Income Fund are offered without any front-end sales charge but will be subject to a Contingent Deferred Sales Charge (“CDSC”) ranging from a maximum of 5.50% if redeemed less than one year after purchase to 0.00% if redeemed more than six years after purchase.

Under the Funds’ organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

(2)	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

Investment Valuations:

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. Total Return Bond Fund and U.S. Government Income Fund generally value fixed income securities according to prices furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost, which approximates fair market value. Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange, if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. Cash Reserve Fund and U.S. Treasury Money Market Fund use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Act. Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund, Total Return Bond Fund, and U.S. Government Income Fund generally value short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost, which approximates fair market value. Fixed income and short-term security prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the “Trustees”). As of August 31, 2007, there were no securities which were fair valued.

Annual Report

Capital One Funds—Combined Notes to Financial Statements (continued)

As of August 31, 2007

Repurchase Agreements:

It is the policy of the Funds to require the other party to a repurchase agreement to transfer to the Fund’s Custodian or Sub-Custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the Custodian or Sub-Custodian in which the Funds hold “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Funds treat the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Funds in excess of the repurchase price and related transaction costs must be remitted to the other party.

Investment Income, Gains and Losses, Expenses and Distributions:

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly for Cash Reserve Fund and U.S. Treasury Money Market Fund. Distributions of net investment income are declared and paid quarterly for Capital Appreciation Fund and Mid Cap Equity Fund. Distributions of net investment income are declared and paid monthly for Louisiana Municipal Income Fund, Total Return Bond Fund and U.S. Government Income Fund. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclass of market discounts, net operating loss, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g. wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Premium and Discount Amortization/Paydown Gains and Losses:

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes:

It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains has been provided for in accordance with the applicable country’s tax rules and rates.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

When-Issued and Delayed Delivery Transactions:

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities no later than one business day after trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counter parties to perform under the contract.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other:

Investment transactions are recorded no later than one business day after trade date throughout the period. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Realized gains and losses from investment transactions are recorded on an identified basis.

Annual Report

Capital One Funds—Combined Notes to Financial Statements (continued)

As of August 31, 2007

Real Estate Investment Trusts:

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

New Accounting Standards:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of August 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

(3)	SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

EQUITY AND INCOME FUNDS

	Capital Appreciation Fund
	Year Ended August 31, 2007		Year Ended August 31, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	950,881	$17,637,272	953,687	$18,089,013
Shares issued to shareholders in payment of distributions declared	3,044,326	51,904,521	788,742	14,449,109
Shares redeemed	(5,166,156)	(91,286,316)	(2,365,142)	(44,756,474)

Net change resulting from Class A Share transactions	(1,170,949)	$(21,744,523)	(622,713)	$(12,218,352)

Class B Shares
Shares sold	6,600	$113,713	5,762	$103,453
Shares issued to shareholders in payment of distributions declared	100,178	1,587,987	39,522	682,151
Shares redeemed	(144,734)	(2,512,045)	(196,283)	(3,502,686)

Net change resulting from Class B Share transactions	(37,956)	$(810,345)	150,999	$(2,717,082)

Net change resulting from Fund Share transactions	(1,208,905)	$(22,554,868)	(773,712)	$(14,935,434)

	Louisiana Municipal Income Fund
	Year Ended August 31, 2007		Year Ended August 31, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	385,210	$4,102,069	406,205	$4,370,281
Shares issued to shareholders in payment of distributions declared	71,751	767,349	223,864	2,404,097
Shares redeemed	(1,642,877)	(17,572,848)	(1,708,313)	(18,421,550)

Net change resulting from Class A Share transactions	(1,185,916)	$(12,703,430)	(1,078,244)	$11,647,172

Class B Shares
Shares sold	—	$—	3,701	$39,900
Shares issued to shareholders in payment of distributions declared	5,142	55,037	12,284	132,116
Shares redeemed	(73,813)	(787,596)	(64,342)	(696,398)

Net change resulting from Class B Share transactions	(68,671)	$(732,559)	(48,357)	$(524,382)

Net change resulting from Fund Share transactions	(1,254,587)	$(13,435,989)	(1,126,601)	$(12,171,554)

	Mid Cap Equity
	Year Ended August 31, 2007		Year Ended August 31, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	2,674,401	$49,836,961	1,533,396	$27,343,755
Shares issued to shareholders in payment of distributions declared	577,628	9,776,760	237,655	4,013,365
Shares redeemed	(1,960,508)	(35,863,514)	(1,267,939)	(22,622,571)

Net change resulting from Class A Share transactions	1,291,521	$23,750,207	503,112	$8,734,549

Annual Report

Capital One Funds—Combined Notes to Financial Statements (continued)

As of August 31, 2007

	Mid Cap Equity (continued)
	Year Ended August 31, 2007		Year Ended August 31, 2006
Class B Shares
Shares sold	5,471	$94,289	26,691	$452,157
Shares issued to shareholders in payment of distributions declared	24,988	392,805	12,538	199,358
Shares redeemed	(89,041)	(1,530,052)	(91,846)	(1,508,625)

Net change resulting from Class B Share transactions	(58,582)	$(1,042,958)	(52,617)	$(857,110)

Net change resulting from Fund Share transactions	1,232,939	$22,707,249	450,495	$7,877,439

	Total Return Bond Fund
	Year Ended August 31, 2007		Year Ended August 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold	814,696	$7,662,965	585,470	$5,516,561
Shares issued to shareholders in payment of distributions declared	124,936	1,171,275	172,233	1,618,317
Shares redeemed	(2,387,521)	(22,452,541)	(1,017,878)	(9,558,455)

Net change resulting from Fund Share transactions	(1,447,889)	$(13,618,301)	(260,175)	$(2,423,577)

	U.S. Government Income Fund
	Year Ended August 31, 2007		Year Ended August 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold	2,748,401	$27,039,910	3,316,047	$32,336,741
Shares issued to shareholders in payment of distributions declared	110,120	1,083,174	112,044	1,100,471
Shares redeemed	(2,741,571)	(26,947,748)	(1,509,253)	(14,816,670)

Net change resulting from Fund Share transactions	116,950	$1,175,336	1,918,838	$18,620,542

MONEY MARKET FUNDS

	Cash Reserve Fund
	Year Ended August 31, 2007		Year Ended August 31, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	410,247,819	$410,247,819	417,281,440	$417,281,440
Shares issued to shareholders in payment of distributions declared	5,242,525	5,242,525	3,926,406	3,926,406
Shares redeemed	(372,949,721)	(372,949,721)	(375,666,289)	(375,666,289)

Net change resulting from Class A Share transactions	42,540,623	$42,540,623	45,541,557	$45,541,557

Class B Shares
Shares sold	51,810	$51,810	70,023	$70,023
Shares issued to shareholders in payment of distributions declared	18,477	18,477	14,148	14,148
Shares redeemed	(65,928)	(65,928)	(76,023)	(76,023)

Net change resulting from Class B Share transactions	4,359	$4,359	8,148	$8,148

Net change resulting from Fund Share transactions	42,544,982	$42,544,982	45,549,705	$45,549,705

	U.S. Treasury Money Market Fund
	Year Ended August 31, 2007		Year Ended August 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold	330,451,925	$330,451,925	968,660,552	$968,660,552
Shares issued to shareholders in payment of distributions declared	1,591,142	1,591,142	1,750,792	1,750,792
Shares redeemed	(383,838,222)	(383,838,222)	(1,018,118,120)	(1,018,118,120)

Net change resulting from Fund Share transactions	(51,795,155)	$(51,795,155)	(47,706,776)	$(47,706,776)

Annual Report

Capital One Funds—Combined Notes to Financial Statements (continued)

As of August 31, 2007

(4)	FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for Real Estate Investment Trust reclasses and discount accretion/premium amortization on debt securities.

As of the tax year ended August 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)
Louisiana Municipal Income Fund	$13,144	$(48,237)	$35,093
Mid Cap Equity Fund	14	—	(14)
Total Return Bond Fund	—	22,188	(22,188)
U.S. Government Income Fund	—	143,342	(143,342)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions reported on the Statements of Changes in Net Assets for the years ended August 31, 2007 and 2006 were as follows:

	2007			2006
Fund	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains
Capital Appreciation Fund	$—	$3,260,951	$62,351,172	$—	$1,526,353	$18,728,837
Louisiana Municipal Income Fund	1,981,756	1,992	182,907	2,571,519	414	2,174,360
Mid Cap Equity Fund	—	424,111	14,644,988	—	873,786	5,256,190
Total Return Bond Fund	—	1,872,723	—	—	2,312,132	—
U.S. Government Income Fund	—	4,210,421	—	—	3,376,027	—
Cash Reserve Fund	—	9,589,442	—	—	7,239,594	—
U.S. Treasury Money Market Fund	—	5,607,085	—	—	5,912,942	—

*	For tax purposes short-term capital gain distributions are considered ordinary income.

As of the tax year ended August 31, 2007, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income*	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ Depreciation	Capital/Loss Carryforwards	Dividend Payable
Capital Appreciation Fund	$—	$1,934,836	$6,863,231	$52,424,966	$—	$—
Louisiana Municipal Income Fund	41,092	—	105,661	663,166	—	—
Mid Cap Equity Fund	—	374,037	17,547,165	19,510,911	—	—
Total Return Bond Fund	—	34,173	—	(101,775)	(3,235,082)	—
U.S. Government Income Fund	—	165,281	—	80,577	(1,849,962)	—
Cash Reserve Fund	—	833,436	—	—	(112,097)	(833,494)
U.S. Treasury Money Market Fund	—	394,216	—	(18,107)	(43,159)	(360,546)

*	For tax purposes short-term capital gain distributions are considered ordinary income.

For federal income tax purposes income tax purposes, the following amounts apply as of August 31, 2007:

Fund	Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Capital Appreciation Fund	$123,249,041	$53,946,509	$(1,521,543)	$52,424,966
Louisiana Municipal Income Fund	48,903,607	853,209	(190,043)	663,166
Mid Cap Equity Fund	141,291,836	25,092,320	(5,581,409)	19,510,911
Total Return Bond Fund	35,563,982	233,142	(334,917)	(101,775)
U.S. Government Income Fund	89,395,300	446,588	(366,011)	80,577
Cash Reserve Fund*	223,110,218	—	—	—
U.S. Treasury Money Market Fund*	104,120,441	—	(18,107)	(18,107)

*	at amortized cost.

Annual Report

Capital One Funds—Combined Notes to Financial Statements (continued)

As of August 31, 2007

The difference between book-basis and tax-basis unrealized appreciation/depreciation is due in part to differing treatments for tax deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

As of the year ended August 31, 2007, Total Return Bond Fund, U.S. Government Income Fund, Cash Reserve Fund and U.S. Treasury Money Market Fund had capital loss carryforwards, as noted below, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Expiration Years
Fund	2010	2011	2012	2013	2014	2015	Total
Total Return Bond Fund	$51,198	$1,926,558	$—	$—	$916	$935,052	$2,913,724
U.S. Government Income Fund	—	90,023	180,486	—	61,397	1,343,372	1,675,278
Cash Reserve Fund	931	44,663	3,035	—	614	62,854	112,097
U.S. Treasury Money Market Fund	—	—	—	393	—	33,766	34,159

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of the tax year ended August 31, 2007, for federal income tax purposes, Total Return Bond Fund, U.S. Government Income Fund, and U.S. Treasury Money Market Fund had post October losses as follows which were deferred to September 1, 2007.

Fund
Total Return Bond Fund	$321,358
U.S. Government Income Fund	174,684
U.S. Treasury Money Market Fund	9,000

(5)	INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee:

Capital One Asset Management LLC, the Funds’ investment adviser (the “Adviser”), receives for its services an annual investment adviser fee based on a percentage of each Fund’s average daily net assets. Expenses incurred by the Funds’ are included on the Statements of Operations as “Investment adviser fees.” Information regarding these transactions is as follows for the year ended August 31, 2007:

Fund	Annual Rate
Capital Appreciation Fund	0.75%
Louisiana Municipal Income Fund	0.45%
Mid Cap Equity Fund	0.75%
Total Return Bond Fund	0.50%
U.S. Government Income Fund	0.45%
Cash Reserve Fund	0.40%
U.S. Treasury Money Market Fund	0.40%

The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2007, the Adviser voluntarily waived a portion of its fee for the following Funds:

Fees waived by Adviser

Fund
Louisiana Municipal Income Fund	$129,286
Total Return Bond Fund	130,715
U.S. Government Income Fund	219,472
Cash Reserve Fund	501,563
U.S. Treasury Money Market Fund	124,378

Master Services Fees:

The Funds and Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) (the “Administrator”) are parties to a Master Services Agreement effective November 11, 2006. The Administrator is a subsidiary of Citi Investor Services, Inc. (formerly The BISYS Group, Inc.). The Administrator provides administration, fund accounting and transfer agency services pursuant to this agreement and, in consideration of these services, receives a fee based on the average aggregate daily net assets and a base fee for the Form N-Q plus out-of-pocket expenses of the Funds. Expenses incurred by the Funds are reflected on the Statements of Operations as “Master services fees.” Information regarding these transactions is as follows for the year ended August 31, 2007:

Annual Report

Capital One Funds—Combined Notes to Financial Statements (continued)

As of August 31, 2007

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Trust
0.050%	on the first $900 million
0.040%	on the next $1.1 billion
0.035%	on the next $3 billion
0.030%	on assets in excess of $5 billion

For the year ended August 31, 2007, the net fee paid to the Administrator was 0.05% of average aggregate net assets of the Funds.

Prior to November 11, 2006, Federated Administrative Services served as the Fund’s administrator. Fees paid for these services provided were based on the average aggregate daily net assets of the Trust and are reflected on the Statements of Operations as “Administrative personal and services fees.”

Portfolio Accounting Fee:

Prior to November 11, 2006, Federated Services Company (FServ) maintained the funds accounting records for which it received a fee. The fee was based on the level of each Fund’s average daily net assets for the reporting period, plus out-of-pocket expenses. Expenses incurred by the Funds’ are reflected on the Statements of Operations as “Portfolio accounting fees.”

Transfer Agent and Dividend Disbursing Fee:

Prior to November 11, 2006, Boston Financial Data Services, Inc. maintained all necessary shareholder accounts for which it received a fee. Expenses incurred by the Funds’ are reflected on the Statements of Operations as “Transfer and dividend disbursing agent fees.”

Shareholder Services Fee:

Capital One Capital Appreciation Fund, Capital One Louisiana Municipal Income Fund, Capital One Mid Cap Equity Fund and Capital One Cash Reserve Fund may pay fees (service fees) up to 0.25% of the average daily net assets of each Fund’s Class B Shares to financial intermediaries for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, a Fund may pay Service Fees to the Administrator and they will use the fees to compensate financial intermediaries. The Administrator or these financial institutions may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended August 31, 2007, the Administrator did not retain any fees paid by the Funds.

Compliance Services Fee:

Under a compliance services agreement between the Funds and the Administrator (the “Agreement”), the administrator provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the Chief Compliance Officer. For the services provided under the Agreement, the Funds will pay $65,000 for a 12-month period, plus certain out of pocket expenses. Expenses incurred by the Funds’ are reflected on the Statements of Operations as “Compliance services fees.” The Administrator pays the salary and other compensation earned by any such individuals as employees of the Administrator.

Distribution Services Fee:

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will reimburse the distributor, Foreside Distribution services, LP (the “Distributor”), from the net assets of the Funds to finance activities intended to result in the sale of each Fund’s shares. The Distributor is a subsidiary of the Foreside Financial Group, LLC. The Plan provides that the Funds, except for Class B Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund, may incur distribution expenses up to 0.25% of the average daily net assets of the Funds, annually, to compensate the Distributor. Class B Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund may incur distribution expenses of up to 0.75% of average daily net assets of the Class B Shares, annually, to reimburse the Distributor. Expenses incurred under the terms of the Plan are reflected on the Statements of Operations as “Distribution services fees.” The Distributor receives an annual fixed fee for providing distribution services to the Funds. It is contemplated by the Distributor that the Adviser shall pay the annual fee to the Distributor pursuant to a separate agreement between the Adviser and the Distributor. The Distributor may voluntarily choose to waive any portion of its fee.

The distributor can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2007, the Distributors voluntarily waived a portion of its distribution services expense for the following Funds:

Distribution Service Fees

Fund
Louisiana Municipal Income Fund	$54,070
Total Return Bond Fund	31,238
U.S. Government Income Fund	91,155
Cash Reserve Fund	299,584

For the year ended August 31, 2007, U.S. Treasury Money Market Fund did not incur a distribution services fee. When the Distributor receives fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. For the year ended August 31, 2007, the Distributor did not retain any distribution fees paid by the Funds.

Annual Report

Capital One Funds—Combined Notes to Financial Statements (continued)

As of August 31, 2007

Prior to November 11, 2006, the Funds’ distributor was Edgewood Services, Inc. During the period November 11, 2006 through July 31, 2007, BISYS Fund Services Limited Partnership served the funds as distributor. Effective August 1, 2007, Foreside Distribution Services, LP serves as the funds distributor.

Sales Charges:

For the year ended August 31, 2007, the Distributor did not retain sales charges from the sale of Class A Shares.

Custodian Fees:

Capital One National Association is the Funds’ custodian for which it receives a fee. The fee is based on the level of each Fund’s average daily net assets for the reporting period, plus out-of-pocket expenses. Expenses incurred by the Funds’ are reflected on the Statements of Operations as “Custodian fees.”

General:

Certain Officers of the Funds are affiliated with the Adviser or the Administrator. Such Officers receive no compensation from the Funds for serving in their respective roles. Each of the five non-interested Trustees who serve on both the Board and the Audit Committee are compensated $4,500 per quarter and $2,000 for each regularly scheduled meeting, plus reimbursement for certain expenses.

(6)	INVESTMENT TRANSACTIONS

The cost of investment purchases and the proceeds from the sale of securities (excluding long-term U.S. Government securities and securities maturing less than one year from acquisition), for the year ended August 31, 2007 were as follows:

Fund	Purchases	Sales
Capital Appreciation Fund	$91,573,792	$146,521,011
Louisiana Municipal Income Fund	36,182,167	44,305,977
Mid Cap Equity Fund	81,285,237	76,825,745
Total Return Bond Fund	30,635,128	43,684,868
U.S. Government Income Fund	43,854,566	33,697,912

Purchases and sales of U.S. Government Securities (excluding securities maturing less than one year from acquisition) for the year ended August 31, 2007 were as follows:

	Purchases	Sales
Louisiana Municipal Income Fund	$1,989,599	$2,545,010
Total Return Bond Fund	30,483,483	28,987,756
U.S. Government Income Fund	26,892,368	33,019,731

(7)	CONCENTRATION OF CREDIT RISK

Since Louisiana Municipal Income Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2007, 70.0% of the securities in the portfolio of investments were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 27.1% of total investments.

Annual Report

Capital One Funds—Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Capital One Funds:

We have audited the accompanying statements of assets and liabilities of the Capital One Funds (comprised of the Capital One Capital Appreciation Fund, Capital One Louisiana Municipal Income Fund, Capital One Mid Cap Equity Fund, Capital One Total Return Bond Fund, Capital One U.S. Government Income Fund, Capital One Cash Reserve Fund, and Capital One U.S. Treasury Money Market Fund) (the Funds), including the portfolios of investments, as of August 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Capital One Funds at August 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

October 26, 2007

Annual Report

Capital One Funds—Federal Tax Information (Unaudited)

As of August 31, 2007

For the year ended August 31, 2007, the amount of long-term capital gain designated by the Funds was as follows:

Fund
Capital Appreciation Fund	$62,351,172
Louisiana Municipal Income Fund	182,907
Mid Cap Equity Fund	14,645,002

At August 31, 2007, the following percentages represent the portion of distributions from net investment income which are exempt from federal income tax, other than AMT:

Fund
Louisiana Municipal Income Fund	$1,981,756

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2007, the following percentages qualify for the dividend received deduction available to corporate shareholders:

Fund
Capital Appreciation Fund	67.59%
Mid Cap Equity Fund	93.73%

For the fiscal year ended August 31, 2007, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV. The percentages were as follows:

Fund
Capital Appreciation Fund	66.44%
Mid Cap Equity Fund	93.73%

Annual Report

Capital One Funds—Board of Trustees and Trust Officers (Unaudited)

As of August 31, 2007

The following tables give information about the Independent Trustees (i.e., those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act) and the senior officers of the Trust. As of August 31, 2007, the Capital One Fund Complex consisted of seven portfolios. Each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Capital One Fund Complex and serves for an indefinite term. The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 1-800-999-0426.

Name, Address and Date of Birth	Positions Held with Trust	Length of Time Served	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
INDEPENDENT TRUSTEE

Arthur Rhew Dooley, Jr. c/o Citi Fund Services 3435 Stelzer Road Columbus, Ohio 43219 DOB: December 17, 1942	Trustee	Began Serving: July 1999	Principal Occupation: Chairman, Dooley Tackaberry, Inc. (distributors and fabricators of fire protection and safety equipment), 1967 to Present; Registered Professional Engineer (Inactive).

Other Directorships Held: Director, Loop Cold Storage Company.

Teri G. Fontenot c/o Citi Fund Services 3435 Stelzer Road Columbus, Ohio 43219 DOB: June 16, 1953	Trustee	Began Serving: June 2001

Principal Occupation: President and Chief Executive Officer of Woman’s Hospital, Baton Rouge, LA.

Other Directorships Held: Federal Reserve Bank of Atlanta, Director; Committee of 100; Immediate past Chair of Hospital Billing and Collection Services Board; National Institutes of Health, Advisory Committee on Research on Women’s Health; Louisiana Research and Technology Foundation Executive Committee; American Hospital Association Executive Committee.

Joe N. Averett, Jr. c/o Citi Fund Services 3435 Stelzer Road Columbus, Ohio 43219 DOB: February 4, 1943	Trustee	Began Serving: June 2001	Principal Occupation: Retired. Previous Position: President and Chief Executive Officer of Crystal Gas Storage, Inc., a wholly owned subsidiary of El Paso Corporation (NYSE:EP).

Other Directorships Held: Penn Virginia Corporation, past director; Sci Port Discovery Center, Past Chairman and Current Director; Sci-Port Foundation, Director; Community Foundation of Shreveport-Bossier, Chairman and Director; Committee of 100, Director; Louisiana State University in Shreveport Foundation, Past President and Current Director; Petroleum Club of Shreveport, Past President and Director; Caddo Public Education Foundation, past Chairman and Director; Red River Radio Network (affiliate of National Public Radio), past Director; First United Methodist Church of Shreveport, Past Member of Administrative Board and Finance Committee.

Ernest E. Howard III c/o Citi Fund Services 3435 Stelzer Road Columbus, Ohio 43219 DOB: March 26, 1943	Trustee	Began Serving: March 2003

Principal Occupation: Retired.

Previous Positions: President and Chief Executive Officer of FM Properties, predecessor to Stratus Properties, Inc. (NASDAQ:STRS) and Senior Vice President of Freeport- McMoRan Inc. and Freeport-McMoRan Copper & Gold Inc. (NYSE:FCX).

Other Directorships Held: Director, Superior Energy Services, Inc.

Annual Report

Capital One Funds—Board of Trustees and Trust Officers (Unaudited)

As of August 31, 2007

Name, Address and Date of Birth	Positions Held with Trust	Length of Time Served	Principal Occupation(s) for Past Five Years and Previous Position(s)
EXECUTIVE OFFICERS
Richard L. Chauvin 440 Third Street, 4th Floor Baton Rouge, LA 70802 DOB: November 16, 1954	President	Began Serving: November 2006

Principal Occupation: Chief Investment Officer, Capital One Asset Management

Previous Positions: Senior Portfolio Manager, Hibernia National Bank, Private Client Group, 2001-2003; Strategist and Senior Portfolio Manager, Commonwealth Advisors, Inc., 1997-2001; State Director of Portfolio Management, Bank One Investment Advisors, Inc., 1996-1997.

Donald P. Lee 313 Carondelet Street, 3rd Floor New Orleans, LA 70130 DOB: December 6, 1959	Chief Compliance Officer	Began Serving: June 2004

Principal Occupation: Director, Private Client Group Risk Management, Capital One, N.A

Previous Positions: Corporate Counsel, Hibernia National Bank 2002-2003; General Counsel and Corporate Secretary Hibernia Bank, 1997-2001.

Linda A. Durkin 3435 Stelzer Road Columbus, OH 43219 DOB: November 1, 1960	Treasurer	Began Serving: November 2006

Principal Occupation: Vice President, Citi Fund Services

Previous Positions: Investors Bank & Trust 2006, RR Donnelley 2003-2006; Vice President Fund Administration, Mercantile-Safe Deposit and Trust Co, 1993-2002.

Daniel J. Igo 100 Summer Street, Suite 1500 Boston, MA 02110 DOB: September 25, 1970	Secretary	Began Serving: July 2007

Principal Occupation: Manager, Citi Fund Services

Previous Positions: Compliance Manager, Citi CCO Compliance Services, 7/2006-3/2007; Legal Services Manager, Citi Fund Services, 2004–2006; Manager, State Street Research and Management Company, 2003-2004; Senior Manager, Columbia Management Group, Inc., 2002-2003.

Annual Report

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Annual Report

Mutual funds are not bank deposits, or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. An investment in Capital One Cash Reserve Fund and Capital One U.S. Treasury Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning their objectives and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without change and upon request, by calling 1-800-562-9007, Ext. 2-0937. A report of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Capital One Funds website. Go to www.capitalone.com; select “Investments”, “Mutual Funds”, Proxy Voting Record; then select a Fund. This report on “Form N-PX” is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q.” These filings are available from the EDGAR database on the SEC’s website at www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room).

This report has been prepared for the general information of Capital One Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Capital One Funds prospectus. The prospectus contains more complete information about Capital One Funds’ investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, and after-tax returns call 1-800-999-0426.

Capital One Asset Management, LLC is the investment adviser and Capital One, N.A. is the custodian to the Capital One Funds and receives compensation for these services.

Foreside Distribution Services, L.P. is distributor of the Capital One Funds.

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that each member of the Board’s Audit Committee is an “audit committee financial expert,” and that each such member is “independent,” for purposes of this Item. The Audit Committee consists of the following Board members: Joe N. Averett, Jr., Arthur Rhew Dooley, Jr., Teri G. Fontenot and Ernest E. Howard, III.

Item 4.	Principal Accountant Fees and Services.

	Fiscal Year 2006	Fiscal Year 2007
(a) Audit Fees	$149,100	$149,100
(b) Audit-Related Fees	0	0
(c) Tax Fees	0	0
(d) All Other Fees	0	0

(e) The Audit Committee is required to pre-approve services to certain entities defined by SEC rules to the extent that the services are determined to have a direct impact on the operations of financial reporting of the registrant (Funds). There were no Audit-Related Fees, Tax services or All Other services to these entities subject to pre-approval during fiscal 2007.

(f) Not applicable.

(g) The aggregate non-audit fees for Capital One Funds and certain entities, totaled $0 in fiscal 2006 and $26,300 in fiscal 2007, related to SAS 70 services and FHLB reports for Capital One N.A.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Capital One Funds

By (Signature and Title)*	/s/ Richard L. Chauvin
Richard L. Chauvin, President

Date November 2, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard L. Chauvin
Richard L. Chauvin, President

Date November 2, 2007

By (Signature and Title)*	/s/ Linda A. Durkin
Linda A. Durkin, Treasurer

Date November 2, 2007

*	Print the name and title of each signing officer under his or her signature.